DREYFUS INTERMEDIATE
      TERM INCOME FUND

      SEMIANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                            33   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                  Intermediate Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Intermediate Term Income Fund, covering the six-month period from August 1, 2002 through January 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

In stark contrast to the stock market' s overall dismal performance, bonds generally performed well during the reporting period. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors continued to flock to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher, contributing to double-digit total returns for some long-term issues. Investment-grade corporate bonds also performed relatively well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns? No one can know for sure. We believe that sector allocation and security selection will be key factors, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stepheh E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003



DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark

For the six-month period ended January 31, 2003, the fund's Institutional shares achieved a total return of 6.06% and its Investor shares achieved a total return of 5.81% .(1) In comparison, the fund' s benchmark, the Merrill Lynch U.S. Domestic Master Index, achieved a total return of 5.16% for the same period.(2)

Declining interest rates reduced most intermediate-term bond yields and produced modest price appreciation for many fixed-income securities. The fund achieved higher returns than its benchmark, primarily because of a strong rebound among high-yield corporate bonds and commercial mortgage-backed securities during the reporting period. In addition, the fund' s average duration -- a measure of sensitivity to interest-rate changes -- was slightly longer than that of its benchmark, enhancing the fund' s ability to maintain higher current yields as interest rates fell.

What is the fund's investment approach?

On January 21, 2003, fund shareholders voted to change the fund's investment objective. Effective February 21, 2003, the fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income. The fund' s prior investment objective was to seek as high a level of current income as is consistent with the preservation of capital.

At least 80% of the fund must be invested in investment-grade bonds, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 20% of the fund may be invested in securities rated below investment grade, including emerging market securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high-yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

Most intermediate-term, fixed-income securities were affected by generally weak economic growth during the reporting period. Some securities were affected positively, while others responded negatively to the same factors.

Because of what it called a "soft spot" in the economy caused primarily by corporate scandals and war fears, the Federal Reserve Board reduced short-term interest rates by 50 basis points in November 2002, driving the federal funds rate to 1.25% . Most intermediate-term bond yields moved lower as a result. Because bond prices and yields tend to move in opposite directions, lower interest rates boosted prices of bonds that tend to be more interest-rate sensitive, including U.S. Treasury and agency securities. However, the fund held fewer U.S. government securities than its benchmark, limiting their influence on the fund's performance.

Although many corporate bonds languished as a result of weak earnings and negative investor sentiment in the wake of 2002's corporate scandals, the fund's relatively heavy emphasis on high-yield bonds contributed positively to its performance. High-yield bonds, which are rated below investment grade, bounced back during the reporting period after falling sharply in June and July 2002. Similarly, the fund's holdings of "marquis property" commercial mortgage-backed securities performed well after Congress passed a law limiting insurers' potential liability for future terrorism-related claims. Also, the fund's slightly longer average duration relative to its benchmark enhanced the fund's ability to maintain higher current yields as interest rates fell.

Conversely, persistent economic weakness generally hurt the fund's returns from agency mortgage-backed securities and asset-backed securities. Agency mortgage-backed securities were hurt by a surge in mortgage prepayments, as homeowners  took  advantage  of  low  rates  to  refinance  existing  mortgages, effectively returning principal to bondholders. Asset-backed securities generally suffered when two issuers declared bankruptcy during the reporting period. However, the fund held no securities from the bankrupt issuers.

What is the fund's current strategy?

During the reporting period, we reduced the fund's holdings of U.S. Treasury and agency securities. However, we continued to hold Treasury Inflation Protected Securities (TIPS) , which we believe represented attractive values. We also continued to emphasize corporate bonds, especially bonds from industrial and financial issuers in the triple-B credit-rating range, where we believe values are most attractive. We reduced the fund's holdings of foreign bonds primarily by locking in profits on investments that have performed well.

As of January 31, 2003, the fund's average effective maturity was 7.06 years, and its average effective duration was 4.479 years, both slightly longer than the fund' s benchmark. Because of persistent economic weakness and ongoing war fears, we believe that this strategy is a prudent one.

February 14, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2003 (Unaudited)



                                                                                                 Principal
BONDS AND NOTES--96.0%                                                                           Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.8%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                          1,725,000                1,432,813

Continental Airlines,

  Pass-Through Ctfs.:

   Ser. 1998-1, Cl. A, 6.648%, 2017                                                           2,660,644                2,341,579

   Ser. 1999-1, Cl. A, 6.545%, 2020                                                           1,924,629                1,724,089

Delta Airlines,

  Pass-Through Ctfs.,

   Ser. 2001-1, Cl. B, 7.711%, 2013                                                             759,000                  643,992

USAir,

  Enhanced Equipment Notes,

   Ser.C, 8.93%, 2009                                                                           429,622  (b)              90,221

                                                                                                                       6,232,694

ASSET-BACKED CTFS./CREDIT CARDS--.7%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           5,268,000                5,387,057

ASSET-BACKED CTFS./EQUIPMENT--.1%

Fidelity Equpiment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             272,051  (c)             278,417

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 2.465%, 2015                                                            216,687  (c,d)           140,847

                                                                                                                         419,264

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.3%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              265,556                  269,704

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          4,750,000                5,107,006

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             966,043                  978,553

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           3,300,000                3,610,365

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                            131,280                  131,481

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            264,397                  274,587

                                                                                                                      10,371,696

AUTO MANUFACTURING--1.2%

Ford Motor Credit:

   Global Landmark Securities, 7.45%, 2031                                                    1,812,000                1,537,381

   Notes, 7.875%, 2010                                                                        4,194,000                4,176,813

GMAC,

   Bonds, 8%, 2031                                                                            4,122,000                4,077,754

                                                                                                                       9,791,948


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO TRUCKS & PARTS--.3%

TRW,

   Notes, 8.75%, 2006                                                                         2,492,000                2,834,954

BANKING--2.4%

Bank of America,

   Sr. Notes, 4.875%, 2012                                                                    3,233,000                3,248,286

Citigroup,

   Sub. Notes, 5.625%, 2012                                                                   8,383,000                8,846,454

Corp Andina De Fomento,

   Notes, 6.875%, 2012,                                                                       2,350,000  (c)           2,382,270

MBNA America Bank,

   Notes, 7.125%, 2012                                                                        4,560,000                4,899,510

                                                                                                                      19,376,520

CABLE & MEDIA--2.2%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                 8,753,000                4,989,210

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,700,000  (e)             569,500

   Sr. Notes, 8.625%, 2009                                                                      836,000                  409,640

Cox Communications,

   Notes, 6.75%, 2011                                                                         3,705,000                3,980,678

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       3,429,000                3,518,943

USA Interactive,

   Notes, 7%, 2013                                                                            2,944,000  (c)           3,025,004

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               1,335,000                1,495,340

                                                                                                                      17,988,315

CHEMICALS--.3%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                  1,722,000                1,437,870

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                              1,229,000                1,026,215

                                                                                                                       2,464,085

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.3%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                        5,000,000  (c)           5,857,849

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         1,547,909                1,645,608

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           3,877,000                4,303,427

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       7,522,000  (c)           8,295,405

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Cendant Mortgage:

   Ser. 1999-8, Cl. B3, 6.25%, 2029,                                                            357,442  (c)             377,193

   Ser. 1999-8, Cl. B4, 6.25%, 2029                                                             255,316  (c)             261,692

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6,1731%, 2016                                                       2,500,000  (c,d)         2,688,950

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          2,041,423                2,250,245

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        7,407,014  (c)           7,747,274

GS Mortgage Securities II:

   Ser. 1998-C1, Cl. C, 6.91%, 2030                                                           9,750,000               10,752,203

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                        3,140,000  (c)           3,293,351

Salomon Brothers Mortgage Securities VII,

   Ser. 1997-TXH, Cl. B, 7.491%, 2025                                                         4,000,000  (c)           4,397,345

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000                1,109,728

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            2,978,034  (c)           3,274,498

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                       3,565,000  (c)           3,844,073

                                                                                                                      60,098,841

CONGLOMERATES--.5%

Tyco International Group S.A.,

   Gtd. Notes, 5.8%, 2006                                                                     3,897,000                3,741,120

ELECTRIC UTILITIES--.5%

Calpine,

   Sr. Notes, 7.625%, 2006                                                                      456,000                  221,160

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 1,513,000                  711,110

Marketspan,

   Deb., 8.2%, 2023                                                                           2,579,000                2,689,956

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                    1,988,000  (b)             606,340

                                                                                                                       4,228,566

FINANCIAL--1.3%

Capital One Financial,

   Notes, 7.25%, 2003                                                                         1,550,000                1,556,532

General Electric Capital,

   Medium Term Notes, Ser. A, 5.45%, 2013                                                     3,335,000                3,421,246

Goldman Sachs,

   Sr. Notes, 5.7%, 2012                                                                      3,235,000                3,364,633


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Household Finance,

   Notes, 7%, 2012                                                                            2,448,000                2,702,276

                                                                                                                      11,044,687

FOOD-PROCESSING--.4%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                       928,000                  510,400

Tyson Foods,

   Notes, 8.25%, 2011                                                                         2,649,000                3,143,380

                                                                                                                       3,653,780

FOREIGN GOVERNMENTAL--15.5%

Canadian Government:

   Bonds, 4%, 2031                                                                       CAD  8,075,000         (f)    6,773,068

   Bonds, 5.25%, 2012                                                                   CAD  36,836,000               24,678,425

Dominican Republic,

   Notes, 9.04%, 2013                                                                         7,074,000  (c)           7,109,370

Federative Republic of Brazil:

   Notes, 8%, 2014                                                                            6,157,050                4,263,757

   Notes, 11.5%, 2008                                                                         5,000,000                3,987,500

France O.A.T,

   Deb., 3%, 2012                                                                       EUR  16,548,000        (g)    19,396,853

French Treasury,

   Notes, 3.5%, 2005                                                                    EUR  15,000,000               16,409,804

PEMEX Project Funding Master Trust,

   Sr. Notes, 7.5%, 2013                                                                 GBP  2,975,000                4,850,532

Quebec Province,

   Deb., 3.3%, 2013                                                                     CAD  17,195,000        (f)    11,355,935

Republic of Costa Rica,

   Notes, 8.05%, 2013                                                                         7,000,000  (c)           7,070,000

Republic of Ecuador,

   Bonds, 6%, 2030                                                                            4,000,000  (c,d)         1,900,000

Sweden Government,

   Bonds, Ser. 1035, 6%, 2005                                                          SEK  133,165,000               16,170,219

U.K. Treasury,

   Bonds, 7.25%, 2007                                                                    GBP  2,169,000                4,071,763

                                                                                                                     128,037,226

GAMING & LODGING--.4%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                        2,399,000                2,426,111

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING (CONTINUED)

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                1,257,000                1,156,440

                                                                                                                       3,582,551

HEALTH CARE--.3%

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                               2,302,000  (c)           2,255,960

INFORMATION/DATA--.5%

IBM,

   Sr. Notes, 4.75%, 2012                                                                     4,305,000                4,336,646

LEASING--.4%

International Lease Finance,

   Notes, 6.375%, 2009                                                                        3,412,000                3,652,850

MANUFACTURING--.4%

General Electric,

   Notes, 5%, 2013                                                                            3,316,000                3,314,548

MINING & METALS--.4%

Alcoa,

   Notes, 6%, 2012                                                                            3,366,000                3,655,553

MORTGAGE BANKING--.4%

IMPAC Secured Asset Owner Trust,

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           3,000,000                3,170,156

PAPER & FOREST PRODUCTS--.4%

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                         3,065,000                3,289,346

PROPERTY-CASUALTY INSURANCE--1.3%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        4,148,000                5,020,192

Liberty Mutual Insurance,

   Surplus Notes, 8.5%, 2025                                                                  2,690,000  (c)           2,370,463

MetLife,

   Sr. Notes, 5.375%, 2012                                                                    2,780,000                2,885,384

                                                                                                                      10,276,039

REAL ESTATE INVTESTMENT TRUST--.7%

HRPT Properties Trust,

   Bonds, 6.4%, 2015                                                                          2,770,000                2,756,665

Health Care REIT,

   Notes, 8%, 2012                                                                            2,865,000                2,907,104

                                                                                                                       5,663,769


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--1.9%

Bank of America Mortgage Securities I,

   Ser. 2000-6, Cl. B5, 7.75%, 2030                                                             589,479  (c)             616,927

Bank of America Mortgage Securities II:

   Ser. 2001-4, Cl. B3, 6.75%, 2031                                                             512,907                  547,619

   Ser. 2001-9, Cl. B4, 6.5%, 2016                                                              118,527  (c)             118,822

   Ser. 2001-10, Cl. B4, 6.25%, 2016                                                             95,466  (c)              95,589

   Ser. 2001-10, Cl. B5, 6.25%, 2016                                                             95,466  (c)              88,408

   Ser. 2001-10, Cl. B6, 6.25%, 2016                                                             95,449  (c)              36,986

Bank of America Mortgage Securities III,

   Ser. 2001-8, Cl. B3, 6.75%, 2031                                                             431,245                  456,728

Chase Mortgage Finance Trust:

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,157,317                1,255,038

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            444,673                  460,822

CountryWide Funding,

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                305,013  (c)             317,374

Norwest Asset Securities:

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               283,639  (c)             180,111

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            240,464  (c)             151,300

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            706,958                  752,663

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             337,488                  350,174

   Ser. 1999-24, Cl. B5, 7%, 2029                                                               580,275  (c)             617,252

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            258,865  (c)             270,324

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               551,761  (c)             579,263

PNC Mortgage Securities:

   Ser. 2000-1, Cl. 1B4, 7.46%, 2030                                                            998,321                1,046,618

   Ser. 2002-2, Cl. B4, 7.63%, 2030                                                           1,450,708  (c)           1,524,809

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              203,192                  209,145

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           535,178                  570,367

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             429,570                  454,826

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             395,267  (c)             417,738

   Ser. 1998-S16, Cl. A3, 6.75%, 2029                                                         2,517,902                2,698,727

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            243,230  (c)             254,110

   Ser. 2000-S7, Cl. B2, 8%, 2030                                                               399,080                  388,488

   Ser. 2001-S13, Cl. B2, 6.5%, 2016                                                            334,827                  314,925

   Ser. 2001-S19, Cl. M3, 6.5%, 2016                                                            289,052                  303,184

Structured Asset Securities,

   Ser. Greenpoint 1996-A, Cl. B3, 8.4527%, 2027                                                485,226  (d)             504,635

                                                                                                                      15,582,972

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL STORES--.3%

Kroger,

   Notes, 7.375%, 2005                                                                        2,280,000                2,466,100

STRUCTURED INDEX--8.0%

JPMorgan HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                       15,000,000  (c,h)        15,187,500

JP Morgan HYDI-BB,

   Linked Ctf. of Deposit, 7.55%, 2007                                                       19,000,000  (c,h)        19,427,500

Morgan Stanley TRACERS,

   9.414%, 2012                                                                               7,000,000  (c,h)         7,049,259

Morgan Stanley TRACERS,

   Ser. 2002-5, 6.799%, 2012                                                                 22,410,000  (c,h)        24,541,415

                                                                                                                      66,205,674

TELECOMMUNICATIONS--3.7%

British Telecommunications,

   Notes, 8.125%, 2010                                                                        5,317,000                6,357,250

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                             4,750,000  (c)           4,975,625

France Telecom,

   Notes, 7.75%, 2011                                                                         6,801,000                7,814,254

Koninklijke KPN,

   Sr. Notes, 8%, 2010                                                                        3,634,000                4,220,171

Marconi,

   Bonds, 8.375%, 2030                                                                        2,100,000  (b)             399,000

Qwest Services,

   Notes, 13.5%, 2010                                                                           506,000  (c)             533,830

Verizon Florida,

   Deb., 6.125%, 2013                                                                         3,301,000                3,536,167

Verizon Global Funding,

   Notes, 6.875%, 2012                                                                        2,075,000                2,309,020

                                                                                                                      30,145,317

TOBACCO--.4%

Philip Morris Cos.,

   Notes, 7.65%, 2008                                                                         2,676,000                3,067,453

U.S. GOVERNMENT--25.8%

U.S. Treasury Inflation Protection Securities,

   3.5%, 1/15/2011                                                                           12,529,000  (i,j)        14,411,215

U.S. Treasury Notes:

   1.75%, 12/31/2004                                                                          8,804,000                8,818,447

   3%, 11/15/2007                                                                            58,750,000               58,880,425



                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes (continued):

   4%, 11/15/2012                                                                            94,000,000               94,190,820

   6.5%, 2/15/2010                                                                           30,110,000               35,571,954

                                                                                                                     211,872,861

U.S. GOVERNMENT AGENCIES--4.9%

Federal National Mortgage Association:

   Notes, 1.75%, 7/2/2004                                                                     5,000,000                4,997,680

   Notes, 5.25%, 3/22/2007                                                                   19,868,000               20,748,093

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         12,042,000  (i)          14,688,069

                                                                                                                      40,433,842

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--8.6%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                       6,647,000  (k)           6,931,558

   Multiclass Mortgage Participation Ctfs., REMIC

      (Interest Only Obligation):

         Ser. 1499, Cl. E, 7%, 4/15/2023                                                      1,714,285  (l)             356,177

         Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                   1,668,647  (l)             171,270

         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                   2,492,807  (l)              53,245

         Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                  3,980,829  (l)              17,757

         Ser. 2417, Cl. CI, 6%, 4/15/2021                                                     6,618,000  (l)             370,376

Federal National Mortgage Association:

   6%                                                                                        11,070,000  (k)          11,578,445

   6.2%, 1/1/2011                                                                            10,605,857               11,786,372

   6.5%, 11/1/2010                                                                                4,446                    4,734

   6.88%, 2/1/2028                                                                            1,041,258                1,166,531

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     4,044,195                4,085,901

      (Interest Only Obligation):

         Ser. 2001-50, Cl. LI, 6.5%, 7/25/2021                                                8,695,614  (l)             107,567

         Ser. 2002-55, Cl. IJ, 6%, 4/25/2028                                                  8,601,680  (l)             993,414

Government National Mortgage Association I:

   5.5%                                                                                      14,976,000  (k)          15,220,288

   6%                                                                                         2,035,000  (k)           2,136,099

   6.5%, 9/15/2033                                                                            2,895,934                3,193,315

Government National Mortgage Association II:

   5%, 7/20/2030                                                                                454,592                  463,570

   6.5%, 1/20/2028--9/20/2031                                                                 6,382,406                6,675,550

   7%, 11/20/2029--7/20/2031                                                                  2,056,266                2,172,048

   7.5%, 10/20/2030--8/20/2031                                                                2,877,338                3,063,994

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II (continued):

  (Interest Only Obligation),

   Ser. 2001-24, Cl. CI, 7%, 11/20/2029                                                       1,680,685  (l)             113,447

                                                                                                                      70,661,658

YANKEE/SOVEREIGN--2.4%

Republic of Argentina,

   Deb., 11.25%, 2004                                                                            33,100  (b)               6,868

United Mexican States:

   Bonds, Ser. A, 6.25% , 2019                                                                4,000,000                3,967,500

   Bonds, Ser. B, 6.25% , 2019                                                               15,766,000               15,637,902

                                                                                                                      19,612,270

TOTAL BONDS AND NOTES

   (cost $778,499,806)                                                                                               788,916,318
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1 %                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    64,508  (m)           3,496,334

CABLE & MEDIA--.0%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                          17,787                  353,783

FINANCIAL--.4%

General Motors,

   Ser. B, Conv. Cum., $1.3125                                                                  124,520                2,910,655

OIL & GAS--.1%

EXCO Resources,

   Cum. Conv., $1.05                                                                             60,943                1,070,159

TELECOMMUNICATIONS--.1%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     35,526  (n)           1,085,319

TOTAL PREFERRED STOCKS

   (cost $10,410,350)                                                                                                  8,916,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Face Amount
                                                                                             Covered by
OPTIONS--.0%                                                                                  Contracts (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS;

U.S Treasury 10 Year Future,

  February 2003 @ $116

   (cost $47,141)                                                                            13,000,000                   20,313


OTHER INVESTMENTS--10.8%                                                                         Shares (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    29,722,666  (o)          29,722,666

Dreyfus Institutional Cash Advantage Plus Fund                                               29,722,667  (o)          29,722,667

Dreyfus Institutional Preferred Plus Money Market Fund                                       29,722,667  (o)          29,722,667

TOTAL OTHER INVESTMENTS

   (cost $89,168,000 )                                                                                                89,168,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $878,125,297)                                                             107.9%             887,020,881

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (7.9%)            (64,848,289)

NET ASSETS                                                                                        100.0%             822,172,592



(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

    GBP--BRITISH POUNDS

    EUR--EUROS

    SEK--SWEDISH KRONA

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2003, THESE SECURITIES AMOUNTED TO $143,554,103 OR 17.5% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(F) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(G) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE EURO-ZONE HICP.

(H)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(I) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(J) PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITION.

(K)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(L)  NOTIONAL FACE AMOUNT SHOWN.

(M)  WITH WARRANTS ATTACHED.

(N) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL OF $50.

(O)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

SEE STATEMENT OF INVESTMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

January 31, 2003 (Unaudited)

                                                                   Market Value                                    Unrealized
                                                                     Covered by                                 (Depreciation)
                                            Contracts              Contracts ($)         Expiration           at 1/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                       393                44,857,266          March 2003                   (52,562)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           878,125,297   887,020,881

Cash                                                                    246,373

Receivable for investment securities sold                            88,828,789

Dividends and interest receivable                                    11,341,864

Receivable from broker for swaps                                        143,336

Receivable for shares of Common Stock subscribed                        633,438

Unrealized appreciation on Swaps--Note 4                                186,677

Paydowns receivable                                                      49,964

Prepaid expenses                                                         37,449

                                                                    988,488,771
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           429,689

Payable for investment securities purchased                         163,514,958

Payable for shares of Common Stock redeemed                           1,733,676

Net unrealized depreciation of forward

  currency exchange contracts--Note 4                                   459,923

Payable for futures variation margin--Note 4                             52,562

Accrued expenses                                                        125,371

                                                                    166,316,179
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      822,172,592
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     826,497,798

Accumulated distributions in excess of investment income--net        (1,365,984)

Accumulated net realized gain (loss) on investments                 (11,478,924)

Accumulated net unrealized appreciation (depreciation) on

  investments and foreign currency transactions [including

  ($52,562) net unrealized (depreciation) on financial futures]       8,519,702
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      822,172,592

NET ASSET VALUE PER SHARE

                                   Investor Shares  Institutional Shares
--------------------------------------------------------------------------------

Net Assets ($)                         815,397,860             6,774,732

Shares Outstanding                      63,753,324               529,743
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($                12.79                  12.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            22,529,187

Cash dividends                                                         843,669

TOTAL INCOME                                                        23,372,856

EXPENSES:

Management fee--Note 3(a)                                            1,799,503

Shareholder servicing costs--Note 3(b)                               1,450,010

Custodian fees--Note 3(b)                                               64,321

Registration fees                                                       51,784

Prospectus and shareholders' reports                                    35,848

Professional fees                                                       28,843

Directors' fees and expenses--Note 3(c)                                 12,167

Interest expense--Note 2                                                 5,669

Miscellaneous                                                            8,091

TOTAL EXPENSES                                                       3,456,236

Less--reduction in management fee

  due to undertaking--Note 3(a)                                       (260,909)

NET EXPENSES                                                         3,195,327

INVESTMENT INCOME--NET                                              20,177,529
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         4,451,713

Net realized gain (loss) on forward currency exchange transactions   2,893,595

Net realized gain (loss) on financial futures                       (5,542,193)

Net realized gain (loss) on options transactions                       253,906

Net realized gain (loss) on swaps                                     (286,367)

NET REALIZED GAIN (LOSS)                                             1,770,654

Net unrealized appreciation (depreciation) on investments,

  options written, foreign currency transactions and swap transactions (including $31,110 net unrealized appreciation on financial futures)
                                                                    23,093,461

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              24,864,115

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                45,041,644

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2003            Year Ended
                                               (Unaudited)        July 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,177,529            33,720,288

Net realized gain (loss) on investments         1,770,654           (10,627,624)

Net unrealized appreciation
   (depreciation) on investments               23,093,461           (19,479,026)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   45,041,644             3,613,638
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                               (21,397,299)          (35,325,474)

Institutional Shares                             (216,911)             (352,849)

Net realized gain on investments:

lnvestor Shares                                        --            (5,288,211)

Institutional Shares                                   --               (52,800)

TOTAL DIVIDENDS                               (21,614,210)          (41,019,334)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               187,103,951           665,540,210

Institutional Shares                              691,618             9,388,217

Dividends reinvested:

Investor Shares                                18,763,295            36,717,490

Institutional Shares                              136,193               315,880

Cost of shares redeemed:

Investor Shares                              (152,293,144)         (285,706,038)

Institutional Shares                           (2,250,523)           (2,045,610)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS             52,151,390           424,210,149

TOTAL INCREASE (DECREASE) IN NET ASSETS        75,578,824           386,804,453
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           746,593,768           359,789,315

END OF PERIOD                                 822,172,592           746,593,768

Undistributed (distributions in excess of)

   investment income--net                      (1,365,984)               70,697

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         January 31, 2003            Year Ended
                                               (Unaudited)        July 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                    14,879,800            51,898,894

Shares issued for dividends reinvested          1,481,274             2,880,669

Shares redeemed                               (12,095,869)          (22,454,139)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,265,205            32,325,424
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                        54,932               727,541

Shares issued for dividends reinvested             10,766                24,786

Shares redeemed                                  (178,533)             (160,875)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (112,835)              591,452

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                      Six Months Ended
                                      January 31, 2003                                   Year Ended July 31,
                                                             -----------------------------------------------------------------------

INVESTOR SHARES                             (Unaudited)             2002(a)        2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           12.42             13.22          12.50        12.43        13.38        13.23

Investment Operations:

Investment income--net                             .32(b)            .72(b)         .84          .86          .87          .91

Net realized and unrealized
   gain (loss) on investments                      .39              (.64)           .75          .22         (.36)         .47

Total from Investment Operations                   .71               .08           1.59         1.08          .51         1.38

Distributions:

Dividends from investment
   income--net                                    (.34)             (.76)          (.84)        (.87)        (.88)        (.89)

Dividends from net realized
   gain on investments                              --              (.12)          (.03)        (.14)        (.58)        (.34)

Total Distributions                               (.34)             (.88)          (.87)       (1.01)       (1.46)       (1.23)

Net asset value, end of period                   12.79             12.42          13.22        12.50        12.43        13.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  6.06(c)            .64          13.14         9.05         4.18        10.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           .80(d)            .70            .67          .65          .65          .80

Ratio of interest expense
   to average net assets                           .00(d,e)          .00(e)         .00(e)       .00(e)       .08          .34

Ratio of net investment income

   to average net assets                          5.04(d)           5.58           6.44         6.95         6.79         6.81

Decrease reflected in above

  expense ratios due to undertakings

   by The Dreyfus Corporation                      .07(d)            .16            .27          .48          .51          .49

Portfolio Turnover Rate                         414.17(c)         474.20         555.90       566.57       166.80       170.52
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                    815,398           738,618        359,114       60,541       37,831       22,977



(A) AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY$.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.90% TO 5.58%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Six Months Ended
                                                                         January 31, 2003                   Year Ended July 31,
                                                                                                      ------------------------------

INSTITUTIONAL SHARES                                                           (Unaudited)                2002(a)          2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                12.41                13.22            13.08

Investment Operations:

Investment income--net                                                                .35(c)               .76(c)           .14

Net realized and unrealized
   gain (loss) on investments                                                         .39                 (.66)             .14

Total from Investment Operations                                                      .74                  .10              .28

Distributions:

Dividends from investment income--net                                                (.36)                (.79)            (.14)

Dividends from net realized
   gain on investments                                                                 --                 (.12)              --

Total Distributions                                                                  (.36)                (.91)            (.14)

Net asset value, end of period                                                      12.79                12.41            13.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     5.81(d)               .81            12.86(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                     .55(e)               .45              .45(e)

Ratio of interest expense to average net assets                                       .00(e,f)             .00(e)            --

Ratio of net investment income
   to average net assets                                                             5.35(e)              5.80             6.56(e)

Decrease reflected in above expense ratios due

   to undertakings by The Dreyfus Corporation                                         .02(e)               .08             1.21(e)

Portfolio Turnover Rate                                                            414.17(d)            474.20           555.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               6,775                7,976              676

(A) AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.12% TO 5.80%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE FUND COMMENCED OFFERING INSTITUTIONAL SHARES ON MAY 31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On January 21, 2003, fund shareholders approved changing the fund' s investment objective. Effective February 21, 2003, the fund' s objective will be to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures, options and swaps) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign with-

holding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $16,621 during the period ended January 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $15,054 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2002. If not applied, the carryover expires in fiscal 2010.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended July 31, 2002 was as follows: ordinary income $41,019,334. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended January 31, 2003 was approximately $563,000, with a related weighted average annualized interest rate of 2.00%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken through January 31, 2003 to reduce the management fee paid by the fund, to the extent that, if the fund' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Shareholder Service Plan fees and extraordinary expenses, exceed .55 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $260,909 during the period ended January 31, 2003.

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2003, Investor Shares were charged $990,265 pursuant to the Shareholder Services Plan

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $113,162 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2003, the fund was charged $64,321 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group more than doubled in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d)  Commencing  September  10,  2002,  pursuant  to an exemptive order from the
Securities  and  Exchange  Commission,  the  fund  may invest its available cash
balances   in   affiliated   money   market   funds   as   shown  in   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund' s Statement of Investments. Management fees are not charged to these accounts. During the period ended January 31, 2003, the fund derived $467,487 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, option transactions, financial futures, forward currency exchange contracts and swaps, during the period ended January 31, 2003, amounted to $3,398,937,695 and $3,375,916,510, respectively.


The following summarizes the fund' s call/put options written for the period ended January 31, 2003:

                                                    Face Amount                                         Options Terminated
                                                                                           -----------------------------------------
                                                    Covered by              Premiums                              Net Realized
Options Written:                                   Contracts ($)          Received ($)            Costs ($)             Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    July 31, 2002                                            --                    --

Contracts written                                   200,000,000               363,281

Contracts terminated:

Closed                                              200,000,000               363,281              109,375              253,906

Contracts outstanding

    January 31, 2003                                         --                    --


The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As  a  writer of put options, the fund receives a premium at the outset and then
bears   the   market   risk   of   unfavorable   changes   in   the   price   of

the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2003 are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at January 31, 2003:

                                                   Foreign                                                             Unrealized
Forward Currency                                   Currency                                                           Appreciation
  Exchange Contracts                                Amounts              Cost ($)              Value ($)         (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Argentine Peso,
    expiring 1/22/2004                            2,000,000              497,513                454,030                    (43,483)

Canadian Dollar,
    expiring 2/4/2003                             1,975,501            1,292,867              1,298,817                      5,950

SALES:                                                               PROCEEDS ($)

Euro:

    expiring 2/3/2003                            14,323,172           14,976,452             15,407,436                   (430,984)

    expiring 4/3/2003                            14,323,000           15,378,605             15,370,011                      8,594

TOTAL                                                                                                                     (459,923)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The following summarizes total return swaps entered into by the fund at January 31, 2003:

                                                                    Unrealized
Notional Amount ($)                         Description        Appreciation ($)
--------------------------------------------------------------------------------

8,000,000                  Agreement with Merrill Lynch,               311,546
                         terminating September 11, 2003
                         to pay 3 month libor plus .75%,
               and receive if positive (pay if negative)
                  the total return on the Merrill Lynch
                         U.S. High Yield Cash Pay Index

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market markers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

In addition, the following summarizes open credit default swap agreements at January 31, 2003:

                                                                  Unrealized
Notional Amount ($)                         Description      Appreciation ($)
--------------------------------------------------------------------------------

3,000,000                  Agreement with Merrill Lynch              (38,435)
                         terminating 1/22/2008 to pay a
                        fixed 2.7% Interest and receive
                      if positive (pay if negative) the
                         notional amount as a result of
                               interest payment default
                                 totaling $1,000,000 or
                           principal payment default of
                         $10,000,000 on Electronic Data
                            Systems, 7.125%, 10/15/2009
59,047,022                 Agreement with Merrill Lynch              (86,434)
                        terminating 10/15/2007 to pay a
                       fixed 1.10% Interest and receive
                      if positive (pay if negative) the
                         notional amount as a result of
                               interest payment default
                                 totaling $1,000,000 or
                           principal payment default of
                                 $10,000,000 on Tracers

The fund enters into credit default swaps to hedge its exposure to or to gain exposure to changes in the market on debt securities. Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers ant the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund records a net receivable or payable on a daily basis for the amount expected to be received or paid during the period. The swap is marked to market on a daily basis and this amount is recorded as unrealized gain or loss on the Statement of Operations.

At  January 31, 2003, accumulated net unrealized appreciation on investments was
$8,895,584,   consisting   of  $18,634,389  gross  unrealized  appreciation  and
$9,738,805 gross unrealized depreciation.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on January 21, 2003. The proposal considered at the meeting, and the results, are as follows:

                                                                                          Shares
                                           -----------------------------------------------------------------------------------------

                                                             For                         Against                        Abstained
                                           -----------------------------------------------------------------------------------------

To change the fund's
   investment objective                               27,623,268                       3,560,498                        1,489,982

                                                                                                     The Fund

                                                           For More Information

                        Dreyfus
                        Intermediate
                        Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  082SA0103

      DREYFUS
      INSTITUTIONAL YIELD
      ADVANTAGE FUND

      SEMIANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                           Yield Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Yield Advantage Fund, covering the six-month period from August 1, 2002 through January 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

In stark contrast to the stock market' s overall dismal performance, bonds generally performed well during the reporting period. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors continued to flock to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher, contributing to double-digit total returns for some long-term issues. Investment-grade corporate bonds also performed relatively well, despite
the    bankruptcies    of    several    major    U.S.    corporations.

Can bonds continue to produce attractive total returns? No one can know for sure. We believe that sector allocation and security selection will be key factors, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Yield Advantage Fund perform relative to its benchmark?

For the six-month period ended January 31, 2003, the fund's Institutional shares achieved a total return of 0.31% and its Investor shares achieved a total return of 0.19% .(1) In comparison, the Salomon Smith Barney 1-Year Treasury
Benchmark-on-the-Run Index, the fund' s benchmark, achieved a total return of 1.26% for the same period.(2)

Falling short-term interest rates kept most short-term bond yields at relatively low levels but produced some price appreciation among the U.S. Treasury securities that compose the fund's benchmark. The fund produced slightly lower returns than its benchmark, primarily because a surge in mortgage prepayments eroded the prices of the fund's mortgage-backed holdings, economic weakness adversely affected its corporate bonds and unforeseen bankruptcies hurt prices of its asset-backed securities.

What is the fund's investment approach?

The  fund  seeks  as  high  a  level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities may include U.S. government bonds and notes, corporate bonds,
asset-backed    securities    and    mortgage-related    securities.

To help reduce share price fluctuations, the fund seeks to keep the average effective duration -- a measure of sensitivity to changing interest rates -- of its overall portfolio at one year or less. Although we expect the fund's average effective duration and its average effective

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

maturity -- the amount of time until the fund's holdings mature or are redeemed, on average -- to follow one another closely, we may invest in securities with effective final maturities of any length.

When choosing securities for the fund, we first analyze a multitude of factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

What other factors influenced the fund's performance?

Most short-term, fixed-income securities were influenced during the reporting period by the effects of generally weak economic growth. Some securities were affected positively, while others responded negatively to the same factors.

Because of what it called a "soft spot" in the economy caused by war fears and corporate scandals, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points during the reporting period, driving the federal funds rate to 1.25% . Falling interest rates and heightened investor demand led to lower yields on short-term U.S. Treasury securities, boosting prices and making Treasuries relatively strong contributors to the fund's overall performance during the reporting period.

However, economic weakness generally hurt the fund's returns from corporate bonds and mortgage-backed securities. Corporate bonds suffered when earnings remained relatively weak, and 2002' s accounting scandals eroded investor confidence in securities that are more sensitive to credit concerns. Prices of mortgage-backed securities were hurt by a surge in mortgage prepayments, as a record number of homeowners took advantage of low rates to refinance existing mortgages, effectively returning principal to bondholders.

The greatest detractor from the fund' s performance was its asset-backed holdings. Two issuers of triple-A rated asset-backed issues in the fund's portfolio -- Conseco Finance Securitizations and National Century Financial -- declared bankruptcy during the reporting period. Both issuers were rated triple-A when their bonds were purchased. Conseco's bonds have continued to pay interest in a timely manner, and we expect repayment of principal at maturity. We believe that National Century's problems, however, were the result of fraud, and their bonds currently are not actively trading. Although broad diversification helped cushion the blow, the fund's returns suffered as a result.

What is the fund's current strategy?

We continue to maintain a relatively conservative posture. During the reporting period, we increased the fund's holdings of U.S. Treasury and agency securities while modestly reducing the fund's exposure to corporate bonds and asset-backed securities.

At the same time, we sought to enhance the fund's overall credit quality in an attempt to reduce the credit risks that typically accompany a weak economy. Among the fund's corporate holdings, we have focused primarily on industrial and financial issuers, generally avoiding bonds issued by utilities.

As of January 31, 2003, the fund's average effective maturity was 1.21 years and its average effective duration was 0.769 years, both modest increases over their positions at the start of the reporting period. In our view, these are prudent strategies for today's low interest-rate, slow growth environment.

February 14, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

                                                             The Fund

January 31, 2003 (Unaudited)



STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--99.2%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.9%

Boeing Capital:

   Medium-Term Notes, Ser. X, 6.7%, 2003                                                        300,000                  304,853

   Medium-Term Notes, Ser. XI, 6.68%, 2003                                                    2,000,000                2,071,430

Litton Industries,

   Sr. Notes, 6.05%, 2003                                                                       870,000                  875,624

Lockheed Martin,

   Notes, 6.75%, 2003                                                                           865,000                  869,352

                                                                                                                       4,121,259

ASSET-BACKED CTFS./BUSINESS--.8%

ACAS Business Loan Trust:

   Ser. 2002-1A, Cl. B, 2.861%, 2012                                                          1,300,000  (a,b)         1,261,910

   Ser. 2002-2A, Cl. B, 2.961%, 2015                                                          2,500,000  (a,b)         2,421,500

                                                                                                                       3,683,410

ASSET-BACKED CTFS./CREDIT CARDS--.6%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                              846,667                  859,819

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            1,700,000  (a)           1,788,719

                                                                                                                       2,648,538

ASSET-BACKED CTFS./HEALTH CARE--.5%

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            6,000,000  (a,c,d)       2,360,400

ASSET-BACKED CTFS./HOME EQUITY LOANS--6.8%

AAMES Mortgage Trust,

   Ser. 1998-C, Cl. A2A, 5.912%, 2028                                                         1,067,050                1,085,037

Advanta Mortgage Loan Trust,

   Ser. 1997-4, Cl. A7, 6.63%, 2029                                                           1,815,853                1,919,089

American Business Financial Services,

   Ser. 1997-2, Cl. A5, 7.125%, 2029                                                          2,000,000                2,130,067

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                             601,581                  604,720

Chase Funding Mortgage Loan,

   Ser. 1999-2, Cl. IA2, 6.86%, 2024                                                            223,834                  226,985

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           1,703,748                1,725,812

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        3,677,813                3,819,703

   Ser. 2001-C, Cl. A3, 5.39%, 2025                                                             894,000                  911,426

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                           8,000,000                8,183,784

Equivantage Home Equity Loan Trust,

   Ser. 1996-2, Cl. A-4, 8.05%, 2027                                                          4,106,459                4,182,849


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

IMC Home Equity Loan Trust:

   Ser. 1997-5, Cl. A8, 7.14%, 2025                                                           1,356,020                1,419,455

   Ser. 1997-7, Cl. A5, 6.76%, 2020                                                              15,171                   15,165

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          3,569,364                3,706,928

Residential Asset Securities,

   Ser. 1998-KS3, Cl. AI7, 5.98%, 2029                                                          480,992                  508,582

                                                                                                                      30,439,602

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.8%

Bombardier Capital Mortgage Securitization,

   Ser. 2000-A, Cl. A2, 7.575%, 2030                                                          4,550,578                3,643,306

AUTOMOTIVE--2.2%

DaimlerChrysler,

   Gtd. Medium-Term Notes, Ser. C, 1.65%, 2003                                                  675,000  (b)             673,578

Ford Motor Credit:

   Notes, 6.625%, 2003                                                                          524,000                  530,041

   Notes, 7.5%, 2005                                                                          3,700,000                3,815,329

GMAC:

   Medium-Term Notes, 5.8%, 2003                                                                100,000                  100,322

   Medium-Term Notes, 6.38%, 2004                                                             3,700,000                3,815,377

   Notes, 7.125%, 2003                                                                          700,000                  707,215

TRW,

   Sr. Notes, 6.625%, 2004                                                                      325,000                  342,467

                                                                                                                       9,984,329

BANKING--1.1%

Capital One Bank,

   Notes, 2.059%, 2003                                                                          200,000  (b)             198,464

Golden West Financial,

   Sub. Notes, 6%, 2003                                                                       4,000,000                4,113,836

MBNA,

   Sr. Notes, 6.15%, 2003                                                                       840,000                  860,642

                                                                                                                       5,172,942

CABLE/MEDIA--.6%

Turner Broadcasting,

   Sr. Notes, 7.4%, 2004                                                                      2,500,000                2,562,612

CHEMICALS--1.4%

Dow Chemical,

   Notes, 5.25%, 2004                                                                           770,000                  792,032

Du Pont (E.I.) de Nemours,

   Notes, 6.75%, 2004                                                                         2,833,000                3,066,179

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Rohm & Haas,

   Notes, 6.95%, 2004                                                                         2,330,000                2,477,731

                                                                                                                       6,335,942

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.9%

Banc of America Large Loan:

   Ser. 2002-FL1A, Cl. D, 2.53%, 2014                                                         1,790,453  (a,b)         1,787,656

   Ser. 2002-FL1A, Cl. E, 2.78%, 2014                                                           900,000  (a,b)           900,000

   Ser. 2002-FL2A, Cl. H, 2.73%, 2014                                                         2,000,000  (a,b)         1,989,688

   Ser. 2002-FL2A, Cl. L1, 4.27%, 2014                                                        2,000,000  (a,b)         1,962,188

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 5.88%, 2014                                                           1,100,000  (a,b)         1,002,210

COMM:

   Ser. 2000-FL2A, Cl. E, 2.36%, 2011                                                         4,336,000  (a,b)         4,321,425

   Ser. 2001-FL5A, Cl. G, 2.605%, 2013                                                        2,000,000  (a,b)         1,992,500

   Ser. 2002-FL7, Cl. G, 3.22%, 2014                                                          6,000,000  (a,b)         5,935,800

CS First Boston Mortgage Securities:

   Ser. 1997-C2, Cl. A1, 6.4%, 2035                                                             289,049                  295,368

   Ser. 2001-CK3, Cl. A1, 5.26%, 2034                                                           735,561                  770,456

GS Mortgage Securities II,

   Ser. 1997-GL, Cl. A2B, 6.86%, 2030                                                         7,200,000                7,511,225

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.32%, 2013                                                          2,070,673  (a,b)         2,051,250

Nationslink Funding:

   Ser. 1999-SL, Cl. A2, 6.096%, 2030                                                            19,564                   19,568

   Ser. 1999-2, Cl. A2, 6.846%, 2031                                                            699,211                  738,836

Ventas Specialty I,

   Ser. 2001-VENA, Cl. D, 3.329%, 2012                                                          850,000  (a,b)           850,000

Wachovia Bank Commercial Mortgage Trust,

   Ser. 2002-WHL, Cl. L, 4.37%, 2015                                                          8,000,000  (a,b)         7,819,450

                                                                                                                      39,947,620

CONSUMER--.0%

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           135,000                  138,063

ENTERTAINMENT/MEDIA--.5%

Disney (Walt),

   Notes, 4.5%, 2004                                                                          2,000,000                2,047,588

FINANCIAL SERVICES--2.3%

Bombardier Capital,

   Notes, 3.67%, 2003                                                                         3,500,000  (a,b)         3,419,283

Caterpillar Financial Services,

   Medium-Term Notes, Ser. F, 7.59%, 2003                                                     1,600,000                1,680,605


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Household Netherlands,

   Gtd. Notes, 6.2%, 2003                                                                     2,500,000                2,580,652

International Lease Finance:

   Medium-Term Notes, Ser. J, 5.5%, 2003                                                        600,000                  615,638

   Notes, 8.375%, 2004                                                                          425,000                  464,839

John Deere Capital,

   Medium-Term Notes, Ser. D, 2.01%, 2004                                                     1,286,000  (b)           1,288,040

Textron Financial:

   Medium-Term Notes, Ser. D, 7.37%, 2003                                                       300,000  (a)             311,000

   Medium-Term Notes, Ser. E, 1.61%, 2003                                                        83,000  (b)              82,669

                                                                                                                      10,442,726

FOOD & BEVERAGES--2.6%

Diageo Capital,

   Gtd. Notes, 6.625%, 2004                                                                   3,605,000                3,834,837

Pepsi Bottling,

   Gtd. Notes, 5.375%, 2004                                                                   2,700,000  (a)           2,803,572

Safeway,

   Sr. Notes, 3.625%, 2003                                                                    2,000,000                2,014,402

Tyson Foods,

   Notes, 6.625%, 2004                                                                          385,000                  408,180

Unilever Capital,

   Gtd. Sr. Notes, 6.75%, 2003                                                                2,500,000                2,597,637

                                                                                                                      11,658,628

FOREIGN/GOVERNMENTAL--9.8%

Canada Government,

   Bonds, 6.375%, 2004                                                                       14,750,000               15,952,376

Kingdom of Denmark,

   Medium-Term Notes, Ser. 110-1, 6.375%, 2003                                                5,602,000                5,761,657

Kingdom of Sweden,

   Medium-Term Notes, Ser. 146-1, 6.75%, 2004                                                 4,025,000                4,296,688

New Zealand Government,

   Medium-Term Notes, Ser. 2082-1, 6.25%, 2004                                                2,000,000                2,145,800

Republic of Finland,

   Deb., 7.875%, 2004                                                                         2,832,000                3,092,334

Republic of Italy:

   Medium-Term Notes, Ser. 10-1, 5%, 2003                                                    11,071,000               11,392,059

   Notes, 6.625%, 2003                                                                        1,410,000                1,441,725

                                                                                                                      44,082,639

HEALTH CARE--.9%

American Home Products,

   Notes, 5.875%, 2004                                                                          750,000                  777,933

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Cardinal Health,

   Notes, 6.5%, 2004                                                                          2,000,000                2,094,344

United Healthcare,

   Sr. Notes, 1.995%, 2004                                                                    1,345,000  (a,b)         1,345,134

                                                                                                                       4,217,411

INSURANCE--.7%

ACE INA,

   Gtd. Sr. Notes, 8.2%, 2004                                                                   960,000                1,035,893

American General Finance,

   Medium-Term Notes, Ser. E, 6.85%, 2004                                                     1,000,000                1,063,566

MetLife,

   Notes, 6.3%, 2003                                                                            370,000  (a)             380,630

Nationwide Mutual,

   Notes, 6.5%, 2004                                                                            745,000  (a)             768,911

                                                                                                                       3,249,000

MACHINERY--.1%

Ingersoll-Rand,

   Notes, 6.875%, 2003                                                                          260,000                  260,000

OIL & GAS--1.2%

Baker Hughes,

   Notes, 8%, 2004                                                                            1,500,000                1,615,023

Conoco,

   Sr. Notes, 5.9%, 2004                                                                      2,445,000                2,551,746

K N Energy,

   Sr. Notes, 6.45%, 2003                                                                       570,000                  571,292

Praxair,

   Notes, 6.15%, 2003                                                                           525,000                  529,507

Tosco,

  First Mortgage,

   8.25%, 2003 (Gtd. By Bayway Refining)                                                        150,000                  152,551

                                                                                                                       5,420,119

PAPER & FOREST PRODUCTS--.2%

Weyerhaeuser,

   Deb., 9.05%, 2003                                                                            895,000                  895,000

RAILROADS--.3%

Norfolk Southern,

   Sr. Floating Rate Notes, 1.96%, 2003                                                       1,285,000  (b)           1,287,224


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS--5.8%

Archstone-Smith Operating Trust,

   Sr. Notes, 7.2%, 2003                                                                        700,000                  707,337

Avalon Bay Communities,

   Medium-Term Notes, 6.58%, 2004                                                             1,500,000                1,570,473

Camden Property,

   Sr. Notes, 7%, 2004                                                                        1,140,000                1,190,626

Colonial Realty,

   Medium-Term Notes, 7.05%, 2003                                                               150,000                  154,740

Developers Diversified Realty:

   Medium-Term Notes, 6.84%, 2004                                                               905,000                  949,647

   Medium-Term Notes, 6.94%, 2004                                                               700,000                  730,423

EOP Operating:

   Notes, 7.375%, 2003                                                                        1,250,000                1,297,915

   Notes, 6.5%, 2004                                                                            400,000                  413,344

Evans Withycombe Residential,

   Notes, 7.5%, 2004                                                                          1,422,000                1,497,197

Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                      165,000                  173,998

Federal Realty Investment Trust,

   Medium-Term Notes, 6.74%, 2004                                                             2,000,000                2,053,988

Gables Realty,

   Sr. Notes, 6.8%, 2005                                                                      1,750,000                1,854,475

Highwoods/Forsyth,

   Notes, 6.75%, 2003                                                                         1,000,000                1,033,470

Highwoods Realty,

   Notes, 8%, 2003                                                                              935,000                  975,732

Liberty Property,

   Medium-Term Notes, 6.97%, 2003                                                               500,000                  521,521

Mack-Cali Realty,

   Notes, 7%, 2004                                                                            1,340,000                1,402,226

Post Apartment Homes,

   Notes, 7.25%, 2003                                                                           255,000                  261,129

ProLogis Trust:

   Sr. Notes, 7%, 2003                                                                           90,000                   92,443

   Sr. Notes, 6.7%, 2004                                                                      2,295,000                2,385,345

Shopping Center,

   Sr. Notes, 6.75%, 2004                                                                     2,500,000  (a)           2,578,442

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Spieker Properties:

   Notes, 6.8%, 2004                                                                          1,000,000                1,048,910

   Notes, 6.9%, 2004                                                                          1,175,000                1,226,450

Summit Properties:

   Notes, 6.95%, 2004                                                                         1,000,000                1,041,431

   Sr. Notes, 6.625%, 2003                                                                      800,000                  821,532

                                                                                                                      25,982,794

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--7.7%

ABN AMRO Mortgage,

   Ser. 2001-3, Cl. A5, 6.75%, 2031                                                           2,300,000                2,328,048

Banc of America Funding,

   Ser. 2002-1, Cl. A2, 7%, 2032                                                              4,563,061                4,653,615

Cendant Mortgage,

   Ser. 1999-6, Cl. A4, 6.5%, 2018                                                            2,216,328  (a)           2,219,791

Countrywide Mortgage Backed Securities,

   Ser. 1994-H, Cl. B1, 6.75%, 2024                                                             250,195                  262,151

Master Asset Securitization Trust,

   Ser. 2001-1, Cl. A6, 6%, 2031                                                              1,288,666                1,296,028

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B4, 7%, 2027                                                               239,164                  238,988

Residential Accredit Loans:

   Ser. 1999-QS9, Cl. A1, 7%, 2029                                                            2,199,272                2,216,657

   Ser. 2001-QS12, Cl. A2, 5.81%, 2031                                                        1,221,134                1,228,699

   Ser. 2002-QS5, Cl. A1, 6%, 2032                                                            5,868,685                5,970,184

Residential Asset Mortgage Products,

   Ser. 2002-RZ2, Cl. A2, 4.35%, 2024                                                         6,000,000                6,133,219

Residential Funding Mortgage Securities I:

   Ser. 1996-S9, Cl. M1, 7.25%, 2026                                                            676,772                  688,828

   Ser. 1999-S11, Cl. A1, 6.5%, 2029                                                          1,321,159                1,341,049

   Ser. 2001-S4, Cl. M1, 7.25%, 2031                                                          1,505,758                1,628,782

   Ser. 2001-S13, Cl. A1, 6.5%, 2016                                                            617,863                  638,531

Structured Asset Securities,

   Ser. 2001-5, Cl. 1A3, 6%, 2031                                                             3,000,000                3,066,754

Washington Mutual Mortgage Securities,

   Ser. 2002-AR7, Cl. A1B, 5.51%, 2032                                                          912,499                  917,062

                                                                                                                      34,828,386


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--1.6%

Federated Department Stores,

   Sr. Notes, 8.5%, 2003                                                                      2,938,000                2,999,745

Sears Roebuck Acceptance:

  Medium-Term Notes,

      Ser. III, 7.14%, 2003                                                                     200,000                  200,714

   Medium-Term Notes,

      Ser IV, 6.045%, 2003                                                                      350,000                  350,042

   Notes, 6.9%, 2003                                                                          2,555,000                2,574,477

   Notes, 6.25%, 2004                                                                           962,000                  958,794

                                                                                                                       7,083,772

TECHNOLOGY--.3%

Hewlett-Packard Finance,

   Deb., 7.9%, 2003                                                                           1,500,000  (a)           1,572,285

TELECOMMUNICATIONS--.2%

TCI Communications,

   Sr. Notes, 6.375%, 2003                                                                      850,000                  850,025

TEXTILES & APPAREL--.4%

Jones Apparel,

   Sr. Notes, 7.5%, 2004                                                                      1,710,000                1,820,923

TOBACCO--.6%

Philip Morris Cos.,

   Notes, 6.8%, 2003                                                                            713,000                  734,066

R.J. Reynolds Tobacco,

   Gtd. Notes, 7.375%, 2003                                                                   1,955,000                1,973,739

                                                                                                                       2,707,805

U.S. GOVERNMENT--16.0%

U.S. Treasury Notes:

   1.625%, 1/31/2005                                                                         10,400,000               10,384,566

   1.75%, 12/31/2004                                                                         12,570,000               12,590,627

   2%, 11/30/2004                                                                             2,565,000                2,582,622

   2.25%, 7/31/2004                                                                           9,000,000  (e)           9,103,320

   2.75%, 9/30/2003                                                                          11,600,000               11,719,596

   3.625%, 8/31/2003                                                                         17,300,000               17,539,778

   3.875%, 7/31/2003                                                                          8,200,000  (e)           8,310,126

                                                                                                                      72,230,635

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--13.8%

Federal Home Loan Banks:

   Bonds, Ser 303, 3.75%, 4/15/2004                                                           4,715,000                4,845,275

   Bonds, Ser 314, 3.375%, 6/15/2004                                                          6,750,000                6,927,187

   Bonds, Ser R404, 4%, 2/15/2005                                                             4,000,000                4,169,292

Federal Home Loan Mortgage Corp.:

   Medium-Term Notes, 2.26%, 12/10/2004                                                      10,680,000               10,745,522

   Medium-Term Notes, 2.875%, 2/28/2005                                                       5,000,000                5,040,420

   Notes, 2.25%, 12/10/2004                                                                   5,650,000                5,666,662

   Notes, 3%, 7/15/2004                                                                       1,037,000                1,059,529

Federal National Mortgage Association:

   Notes, 1.75%, 7/2/2004                                                                     5,000,000                4,997,680

   Notes, 2.625%, 5/20/2005                                                                   2,436,000                2,442,972

   Notes, 2.7%, 9/6/2004                                                                      5,000,000                5,005,675

   Notes, 3.55%, 5/28/2004                                                                    7,000,000                7,046,284

   Notes, 3.75%, 5/12/2004                                                                    2,650,000                2,666,592

   Notes, 3.9%, 4/29/2004                                                                     1,500,000                1,508,719

                                                                                                                      62,121,809

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--9.2%

Federal Home Loan Mortgage Corp.:

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 2102, Cl. QH, 5.75%, 6/15/2023                                                     6,452,457                6,585,962

      Ser. 2141, Cl. C, 6.6%, 3/15/2029                                                         865,060                  873,937

      Ser. 2143, Cl. CU, 5.75%, 12/15/2024                                                    7,000,000                7,224,902

      Ser. 2301, Cl. G, 6%, 12/15/2012                                                           69,096                   70,033

      Ser. 2362, Cl. PE, 6%, 7/15/2020                                                        5,542,403                5,647,133

      Ser. 2386, Cl. QA, 5.25%, 3/15/2018                                                       815,921                  825,557

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                      1,573,118                1,622,264

      Ser. 2434, Cl. NA, 5.5%, 12/15/2012                                                       414,460                  415,607

      Ser. 2458, Cl. PA, 5.5%, 10/15/2017                                                     2,820,846                2,877,936

Federal National Mortgage Association:

  Grantor Trust,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                       879,173                  888,239

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                       2,866                    2,863

      Ser. 2002-27, Cl. OJ, 5.5%, 8/25/2020                                                   2,063,112                2,085,064

Government National Mortgage Association:

   Ser. 2002-7, Cl. PQ, 5.5%, 6/20/2025                                                       7,914,447                8,070,092

   Ser. 2002-47, Cl. PK, 5.5%, 7/20/2023                                                      4,278,976                4,416,971

                                                                                                                      41,606,560


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC--.4%

Niagara Mohawk Power:

   First Mortgage, 7.375%, 2003                                                                 655,000                  673,495

   Sr. Notes, Ser. E, 7.375%, 2003                                                            1,134,147                1,157,552

                                                                                                                       1,831,047

TOTAL BONDS AND NOTES

   (cost $450,467,167)                                                                                               447,234,399
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--4.1%
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.15%, 5/29/2003                                                                           4,800,000                4,782,576

   1.27%, 6/12/2003                                                                           3,500,000                3,485,752

   1.17%, 7/24/2003                                                                          10,200,000               10,144,206

TOTAL SHORT-TERM INVESTMENTS

   (cost $18,408,854)                                                                                                 18,412,534
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $468,876,021)                                                            103.3%              465,646,933

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (3.3%)             (14,929,811)

NET ASSETS                                                                                       100.0%              450,717,122



(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2003, THESE SECURITIES AMOUNTED TO $53,843,744 OR 11.9% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D) THE VALUE OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

(E)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

January 31, 2003 (Unaudited)

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                            Contracts              Contracts ($)             Expiration           at 1/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 2 Year Notes                        124                 26,667,750             March 2003                 (13,938)



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           468,876,021   465,646,933

Interest receivable                                                   4,168,810

Receivable for investment securities sold                               591,710

Paydowns receivable                                                     278,466

Prepaid expenses                                                         33,590

                                                                    470,719,509
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            89,093

Cash overdraft due to Custodian                                         167,377

Payable for investment securities purchased                          18,602,784

Payable for shares of Common Stock redeemed                           1,076,682

Payable for futures variation margin--Note 4                             12,137

Accrued expenses                                                         54,314

                                                                     20,002,387
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      450,717,122
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     456,546,532

Accumulated distributions in excess of investment income--net          (505,304)

Accumulated net realized gain (loss) on investments                  (2,081,080)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($13,938) net unrealized
  (depreciation) on financial futures]                               (3,243,026)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      450,717,122

NET ASSET VALUE PER SHARE

                                Investor Shares  Institutional Shares
--------------------------------------------------------------------------------

Net Assets ($)                      105,194,090           345,523,032

Shares Outstanding                   53,286,656           175,247,298
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)               1.97                 1.97

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             6,789,949

Cash dividends                                                         101,889

TOTAL INCOME                                                         6,891,838

EXPENSES:

Management fee--Note 3(a)                                              405,329

Service fees (Investor Shares)--Note 3(b)                               93,415

Registration fees                                                       64,539

Custodian fees--Note 3(b)                                               22,814

Professional fees                                                       19,575

Directors' fees and expenses--Note 3(c)                                  8,040

Shareholder servicing costs--Note 3(b)                                   7,478

Prospectus and shareholders' reports                                     6,050

Miscellaneous                                                           14,244

TOTAL EXPENSES                                                         641,484

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (142,740)

NET EXPENSES                                                           498,744

INVESTMENT INCOME--NET                                               6,393,094
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                773,036

Net realized gain (loss) on financial futures                         (581,169)

NET REALIZED GAIN (LOSS)                                               191,867

Net unrealized appreciation (depreciation) on investments
  (including $348,984 net unrealized appreciation on financial futures)
                                                                    (4,960,846)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,768,979)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,624,115

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2003           Year Ended
                                              (Unaudited)     July 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,393,094           2,733,148

Net realized gain (loss) on investments           191,867          (1,944,893)

Net unrealized appreciation (depreciation)
   on investments                              (4,960,846)          1,717,820

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,624,115           2,506,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                               (1,175,870)            (145,016)

Institutional Shares                          (5,890,608)          (2,743,332)

TOTAL DIVIDENDS                               (7,066,478)          (2,888,348)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               112,481,117          19,897,513

Institutional Shares                          282,288,684         298,991,247

Dividends reinvested:

Investor Shares                                 1,156,340             134,294

Institutional Shares                              889,128             749,707

Cost of shares redeemed:

Investor Shares                               (22,084,495)         (5,189,134)

Institutional Shares                         (186,658,204)        (46,114,439)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 188,072,570         268,469,188

TOTAL INCREASE (DECREASE) IN NET ASSETS       182,630,207         268,086,915
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           268,086,915                --

END OF PERIOD                                 450,717,122          268,086,915

Undistributed (distributions in excess of)
   investment income--net                        (505,304)             168,080

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                         January 31, 2003           Year Ended

                                              (Unaudited)     July 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                    56,453,273            9,948,757

Shares issued for dividends reinvested            583,271               67,126

Shares redeemed                              (11,171,204)           (2,594,567)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  45,865,340            7,421,316
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                   142,040,394          149,495,584

Shares issued for dividends reinvested            447,755              374,831

Shares redeemed                               (94,054,048)         (23,057,218)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  48,434,101          126,813,197

(A)  FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Six Months Ended
                                               January 31, 2003     Year Ended
INVESTOR SHARES                                   (Unaudited)   July 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       2.00          2.00

Investment Operations:

Investment income--net                                      .03(b)        .05(b

Net realized and unrealized gain (loss)
   on investments                                          (.03)          .01

Total from Investment Operations                              --          .06

Distributions:

Dividends from investment income--net                     (.03)          (.06)

Net asset value, end of period                            1.97           2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           .19(c)        2.82(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .45(d)         .45(d)

Ratio of net investment income
   to average net assets                                 2.83(d)        3.71(d)

Decrease reflected in above expense ratios due
   to undertakings by The Dreyfus Corporation             .07(d)         .44(d)

Portfolio Turnover Rate                                142.83(c)       98.01(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 105,194         14,833

(A) FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                               January 31, 2003      Year Ended
INSTITUTIONAL SHARES                             (Unaudited)    July 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       2.00        2.00

Investment Operations:

Investment income--net                                      .03(b)      .06(b)

Net realized and unrealized gain (loss)
   on investments                                          (.02)        --

Total from Investment Operations                            .01         .06

Distributions:

Dividends from investment income--net                      (.04)       (.06)

Net asset value, end of period                             1.97        2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            .31(c)     3.00(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .20(d)      .20(d)

Ratio of net investment income
   to average net assets                                   3.23(d)     4.10(d)

Decrease reflected in above expense ratios due
   to undertakings by The Dreyfus Corporation               .07(d)      .17(d)

Portfolio Turnover Rate                                  142.83(c)    98.01(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   345,523      253,254

(A) FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Yield Advantage Fund (the "fund" ) is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are
priced   at   the   mean   between   the  bid  prices  and  the  asked  prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $15,660 during the period ended January 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2002 was as follows: ordinary income $2,888,348. The tax character of current distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2002 through January 31, 2003, to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Service Plan fees and extraordinary The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses, exceed an annual rate of .20 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $142,740 during the period ended January 31, 2003.

(b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's Investor Shares, for servicing shareholder accounts (" Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended January 31, 2003, Investor Shares were charged $93,415, pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $1,211 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2003, the fund was charged $22,814 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group more than doubled in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended January 31, 2003, the fund derived $101,889 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 2003, amounted to $728,965,167 and $530,550,844, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2003, are set forth in the Statement of Financial Futures.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At  January 31, 2003, accumulated net unrealized depreciation on investments was
$3,229,088,   consisting   of   $2,346,789  gross  unrealized  appreciation  and
$5,575,877 gross unrealized depreciation.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus
                        Institutional Yield
                        Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  049SA0103

      Dreyfus Premier Yield Advantage Fund

      SEMIANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            22   Financial Highlights

                            27   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Premier  Yield Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Yield Advantage Fund, covering the six-month period from August 1, 2002 through January 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

In stark contrast to the stock market' s overall dismal performance, bonds generally performed well during the reporting period. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors continued to flock to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher, contributing to double-digit total returns for some long-term issues. Investment-grade corporate bonds also performed relatively well, despite
the    bankruptcies    of    several    major    U.S.    corporations.

Can bonds continue to produce attractive total returns? No one can know for sure. We believe that sector allocation and security selection will be key factors, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Yield Advantage Fund perform relative to its benchmark?

For the six-month period ended January 31, 2003, the fund's Class D shares achieved a total return of 0.53%.(1) Between their inceptions on November 1, 2002, and January 31, 2003, the fund achieved total returns of 0.74% for Class A shares, 0.04% for Class B shares, 0.23% for Class P shares and 0.16% for Class S shares. In comparison, the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index, the fund' s benchmark, achieved a total return of 1.26% for the six-month period and 0.49% for the period between November 1, 2002, and January 31, 2003.(2)

Falling short-term interest rates kept most short-term bond yields at relatively low levels but produced some price appreciation among the U.S. Treasury securities that compose the fund's benchmark. The fund produced generally lower returns than its benchmark, primarily because a surge in mortgage prepayments eroded the prices of the fund's mortgage-backed holdings, economic weakness adversely affected its corporate bonds and unforeseen bankruptcies hurt prices of asset-backed securities.

Effective November 1, 2002, Dreyfus Yield Advantage Fund was renamed Dreyfus Premier Yield Advantage Fund and outstanding shares were redesignated as Class D shares.

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities may include U.S. government bonds and notes, corporate bonds, asset-backed securities and mortgage-related securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

To help reduce share price fluctuations, the fund seeks to keep the average effective duration -- a measure of sensitivity to changing interest rates -- of its overall portfolio at one year or less. Although we expect the fund's average effective duration and its average effective maturity -- the amount of time until the fund' s holdings mature or are redeemed, on average -- to follow one another closely, we may invest in securities with effective final maturities of
any    length.

When choosing securities for the fund, we first analyze a multitude of factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

What other factors influenced the fund's performance?

Most short-term, fixed-income securities were influenced during the reporting period by generally weak economic growth. Some securities were affected positively, while others responded negatively to the same factors.

Because of what it called a "soft spot" in the economy caused by war fears and corporate scandals, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points during the reporting period, driving the federal funds rate to 1.25% . Lower interest rates led to lower yields on short-term U.S. Treasury securities. Because bond prices and yields tend to move in opposite directions, lower interest rates boosted prices of U.S. Treasuries, making them relatively strong contributors to the fund's overall performance during the reporting period.

However, persistent economic weakness generally hurt the fund's returns from some corporate bonds and mortgage-backed securities. Corporate bonds suffered when earnings remained relatively weak and 2002's accounting scandals eroded investor confidence. Prices of mortgage-backed securities were hurt by a surge in mortgage prepayments, as homeowners took advantage of low rates to refinance existing mortgages, effectively returning principal to bondholders.

The greatest detractor from the fund' s performance was its holdings of asset-backed securities. Two issuers of triple-A rated asset-backed issue in the fund's portfolio -- Conseco Finance Securitizations and National Century Financial -- declared bankruptcy during the reporting period. Conseco's bonds have continued to pay interest in a timely manner, and we expect repayment of principal at maturity. However, we believe that National Century's problems were the result of fraud, and their bonds are not actively trading. Although broad diversification helped cushion the blow, the fund' s returns suffered as a result.

What is the fund's current strategy?

We continue to maintain a relatively conservative posture. During the reporting period, we increased the fund's holdings of U.S. Treasury and agency securities, while modestly reducing its exposure to corporate bonds and asset-backed securities. At the same time, we sought to enhance the fund's overall credit quality in an attempt to reduce the risks that typically accompany a weak economy. Among the fund' s corporate holdings, we have focused primarily on industrial and financial issuers, generally avoiding bonds issued by utilities.

As of January 31, 2003, the fund's average effective maturity was 1.27 years, and its average effective duration was 0.748 years, both modest increases over their positions at the start of the reporting period. In our view, these are prudent strategies for today's low interest-rate, slow growth environment.

February 14, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS S SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JULY 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--97.9%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.0%

Boeing Capital,

   Medium-Term Notes, Ser. X, 6.7%, 2003                                                        700,000                  711,324

Litton Industries,

   Sr. Notes, 6.05%, 2003                                                                     1,130,000                1,137,304

Lockheed Martin,

   Notes, 6.75%, 2003                                                                         1,135,000                1,140,710

United Technologies,

   Notes, 6.625%, 2004                                                                        2,000,000                2,155,396

                                                                                                                       5,144,734

ASSET-BACKED CTFS./AUTO LOANS--.1%

Navistar Financial Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                              475,451                  495,376

ASSET-BACKED CTFS./BUSINESS--.8%

ACAS Business Loan Trust:

   Ser. 2002-1A, Cl. B, 2.861%, 2012                                                          2,700,000  (a,b)         2,620,890

   Ser. 2002-2A, Cl. B, 2.961%, 2015                                                          1,500,000  (a,b)         1,452,900

                                                                                                                       4,073,790

ASSET-BACKED CTFS./CREDIT CARDS--.8%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                              666,667                  677,023

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            3,500,000  (a)           3,682,656

                                                                                                                       4,359,679

ASSET-BACKED CTFS./EQUIPMENT--.3%

Xerox Equipment Lease Owner Trust,

   Ser. 2001-1, Cl. A, 3.37%, 2008                                                            1,438,589  (a)           1,446,996

ASSET-BACKED CTFS./HEALTH CARE--.4%

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            4,905,000  (a,c,d)       1,929,627

ASSET-BACKED CTFS./HOME EQUITY LOANS--4.2%

AAMES Mortgage Trust,

   Ser. 1998-C, Cl. A2A, 5.912%, 2028                                                           666,117                  677,345

American Business Financial Services,

   Ser. 1997-2, Cl. A5, 7.125%, 2029                                                          1,370,000                1,459,096

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                             150,395                  151,180

Chase Funding Mortgage Loan,

   Ser. 1999-2, Cl. IA2, 6.86%, 2024                                                            361,492                  366,581


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             158,080                  160,127

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        4,252,769                4,416,840

   Ser. 2001-C, Cl. A3, 5.39%, 2025                                                           2,472,000                2,520,185

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                          11,000,000               11,252,703

IMC Home Equity Loan Trust:

   Ser. 1997-5, Cl. A8, 7.14%, 2025                                                           1,017,015                1,064,591

   Ser. 1997-7, Cl. A5, 6.76%, 2020                                                              12,607                   12,602

                                                                                                                      22,081,250

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.2%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              956,002                  970,935

AUTOMOTIVE--2.2%

DaimlerChrysler,

   Gtd. Medium-Term Notes, Ser. C, 1.65%, 2003                                                1,325,000  (b)           1,322,210

Ford Motor Credit:

   Notes, 6.625%, 2003                                                                          930,000                  940,721

   Notes, 7.5%, 2005                                                                          1,425,000                1,469,417

GMAC:

   Medium-Term Notes, 6.38%, 2004                                                             4,000,000                4,124,732

   Notes, 7.125%, 2003                                                                        2,026,000                2,046,882

TRW,

   Sr. Notes, 6.625%, 2004                                                                    1,700,000                1,791,368

                                                                                                                      11,695,330

BANKING--.3%

Capital One Bank,

   Sr. Notes, 6.375%, 2003                                                                      500,000                  500,026

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             1,160,000                1,188,506

                                                                                                                       1,688,532

CABLE/MEDIA--.4%

Turner Broadcasting,

   Sr. Notes, 7.4%, 2004                                                                      1,850,000                1,896,333

CHEMICALS--1.3%

Dow Chemical,

   Notes, 5.25%, 2004                                                                         1,230,000                1,265,194

Du Pont (E.I.) de Nemours,

   Notes, 6.75%, 2004                                                                         3,000,000                3,246,924

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Rohm & Haas,

   Notes, 6.95%, 2004                                                                         2,335,000                2,483,048

                                                                                                                       6,995,166

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--10.1%

Banc of America Large Loan:

   Ser. 2002-FL1A, Cl. E, 2.78%, 2014                                                         2,370,000  (a,b)         2,370,000

   Ser. 2002-FL2A, Cl. H, 2.73%, 2014                                                         2,204,005  (a,b)         2,192,641

   Ser. 2002-FL2A, Cl. K1, 3.88%, 2014                                                        1,037,575  (a,b)         1,008,069

   Ser. 2002-FL2A, Cl. L1, 4.27%, 2014                                                        3,839,535  (a,b)         3,766,944

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 5.88%, 2014                                                           2,200,000  (a,b)         2,004,420

COMM:

   Ser. 2000-FL2A, Cl. E, 2.36%, 2011                                                         4,479,000  (a,b)         4,463,944

   Ser. 2001-FL5A, Cl. G, 2.605%, 2013                                                        3,700,000  (a,b)         3,686,125

   Ser. 2002-FL7, Cl. G, 3.22%, 2014                                                          9,000,000  (a,b)         8,903,700

CS First Boston Mortgage Securities:

   Ser. 1997-C2, Cl. A1, 6.4%, 2035                                                             752,731                  769,187

   Ser. 2001-CK3, Cl. A1, 5.26%, 2034                                                           331,177                  346,888

   Ser. 2001-TFLA, Cl. G, 3.12%, 2011                                                         3,500,000  (a,b)         3,405,497

GS Mortgage Securities II,

   Ser. 1997-GL, Cl. A2B, 6.86%, 2030                                                         7,600,000                7,928,515

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.32%, 2013                                                          4,842,189  (a,b)         4,796,769

NationsLink Funding,

   Ser. 1999-SL, Cl. A2, 6.096%, 2030                                                            19,564                   19,568

Ventas Specialty l,

   Ser. 2001-VENA, Cl. D, 3.329%, 2012                                                        1,800,000  (a,b)         1,800,000

Wachovia Bank Commercial Mortgage Trust,

   Ser. 2002-WHL, Cl. L, 4.37%, 2015                                                          6,000,000  (a,b)         5,864,587

                                                                                                                      53,326,854

CONSUMER--.5%

Gillette,

   Notes, 3.75%, 2004                                                                         2,500,000  (a)           2,577,160

FINANCIAL SERVICES--1.8%

Caterpillar Financial Services,

   Medium-Term Notes, Ser. F, 7.59%, 2003                                                     3,400,000                3,571,285

Countrywide Home Loan,

   Gtd. Medium-Term Notes, Ser. E, 7.45%, 2003                                                  335,000                  346,969

Household Netherlands,

   Gtd. Notes, 6.2%, 2003                                                                     2,500,000                2,580,653


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

International Lease Finance:

   Medium-Term Notes, Ser. J, 5.5%, 2003                                                        700,000                  718,245

   Notes, 8.375%, 2004                                                                          850,000                  929,677

John Deere Capital,

   Medium-Term-Notes, Ser. D, 2.01%, 2004                                                       714,000  (b)             715,132

Textron Financial,

   Medium-Term Notes, Ser. E, 1.61%, 2003                                                       667,000  (b)             664,342

                                                                                                                       9,526,303

FOOD & BEVERAGES--2.0%

Diageo Capital,

   Gtd. Notes, 6.625%, 2004                                                                     605,000                  643,572

Earthgrains,

   Notes, 8.375%, 2003                                                                        2,215,000                2,284,730

Pepsi Bottling,

   Gtd. Notes, 5.375%, 2004                                                                   2,950,000  (a)           3,063,162

Safeway,

   Sr. Notes, 3.625%, 2003                                                                    1,500,000                1,510,802

Tyson Foods,

   Notes, 6.625%, 2004                                                                          705,000                  747,447

Unilever Capital,

   Gtd. Sr. Notes, 6.75%, 2003                                                                2,500,000                2,597,638

                                                                                                                      10,847,351

FOREIGN/GOVERNMENTAL--6.6%

Canada Government,

   Bonds, 6.375%, 2004                                                                        2,500,000                2,703,793

Kingdom of Denmark ,

   Medium-Term Notes, Ser. 110-1, 6.375%, 2003                                                5,870,000                6,037,295

Kingdom of Sweden,

   Medium-Term Notes, Ser. 146-1, 6.75%, 2004                                                 4,217,000                4,501,647

New Zealand Government,

   Medium-Term Notes, Ser. 2082-1, 6.25%, 2004                                                2,800,000                3,004,120

Republic of Finland,

   Deb., 7.875%, 2004                                                                         4,248,000                4,638,502

Republic of Italy:

   Medium-Term Notes, Ser. 10-1, 5%, 2003                                                    11,599,000               11,935,371

   Notes, 6.625%, 2003                                                                        2,120,000                2,167,700

                                                                                                                      34,988,428

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--.8%

American Home Products,

   Notes, 5.875%, 2004                                                                        1,575,000                1,633,659

United Healthcare,

   Sr. Notes, 1.995%, 2004                                                                    2,655,000  (a,b)         2,655,266

                                                                                                                       4,288,925

INSURANCE--1.2%

ACE INA,

   Gtd. Sr. Notes, 8.2%, 2004                                                                 2,040,000                2,201,272

Marsh & Mclennan,

   Sr. Notes, 6.625%, 2004                                                                    1,450,000                1,543,635

MetLife,

   Notes, 6.3%, 2003                                                                            865,000  (a)             889,851

Nationwide Mutual,

   Notes, 6.5%, 2004                                                                          1,455,000  (a)           1,501,698

                                                                                                                       6,136,456

MACHINERY--.1%

Ingersoll-Rand,

   Notes, 6.875%, 2003                                                                          620,000                  620,000

OIL & GAS--1.8%

Baker Hughes,

   Notes, 8%, 2004                                                                            1,500,000                1,615,023

Chevron,

   Notes, 6.625%, 2004                                                                        3,000,000                3,217,845

Conoco,

   Sr. Notes, 5.9%, 2004                                                                      2,305,000                2,405,634

K N Energy,

   Sr. Notes, 6.45%, 2003                                                                       930,000                  932,108

Praxair,

   Notes, 6.15%, 2003                                                                           520,000                  524,464

Tosco,

  First Mortgage,

   8.25%, 2003 (Gtd. By Bayway Refining)                                                        600,000                  610,204

                                                                                                                       9,305,278

PAPER & FOREST PRODUCTS--.5%

International Paper,

   Notes, 6.125%, 2003                                                                        1,000,000                1,028,906

Weyerhaeuser,

   Deb., 9.05%, 2003                                                                          1,535,000                1,535,000

                                                                                                                       2,563,906


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RAILROADS--.5%

Norfolk Southern,

   Sr. Floating Rate Notes, 1.96%, 2003                                                       2,715,000  (b)           2,719,700

REAL ESTATE INVESTMENT TRUSTS--5.7%

Archstone-Smith Operating Trust,

   Notes, 7.2%, 2003                                                                            700,000                  707,337

Avalon Bay Communities,

   Medium-Term Notes, 6.58%, 2004                                                             1,750,000                1,832,219

Camden Property,

   Sr. Notes, 7%, 2004                                                                        1,365,000                1,425,618

Colonial Realty,

   Medium-Term Notes, 7.05%, 2003                                                               300,000                  309,481

Developers Diversified Realty,

   Medium-Term Notes, 6.84%, 2004                                                             1,120,000                1,175,254

EOP Operating:

   Notes, 7.375%, 2003                                                                        1,500,000                1,557,498

   Notes, 6.5%, 2004                                                                          1,455,000                1,503,537

Evans Withycombe Residential,

   Notes, 7.5%, 2004                                                                          2,228,000                2,345,819

Federal Realty Investment Trust,

   Medium-Term Notes, 6.74%, 2004                                                             2,675,000                2,747,209

Gables Realty,

   Sr. Notes, 6.8%, 2005                                                                      2,750,000                2,914,175

Highwoods/Forsyth,

   Notes, 6.75%, 2003                                                                         1,000,000                1,033,470

Highwoods Realty,

   Notes, 8%, 2003                                                                            1,200,000                1,252,277

Mack-Cali Realty,

   Notes, 7%, 2004                                                                            1,355,000                1,417,922

Post Apartment Homes,

   Notes, 7.25%, 2003                                                                         1,400,000                1,433,649

ProLogis Trust:

   Sr. Notes, 7%, 2003                                                                          175,000                  179,750

   Sr. Notes, 6.7%, 2004                                                                      3,647,000                3,790,568

Spieker Properties:

   Notes, 6.8%, 2004                                                                          1,000,000                1,048,910

   Notes, 6.9%, 2004                                                                          1,475,000                1,539,586

Summit Properties:

   Notes, 6.95%, 2004                                                                         1,250,000                1,301,789

   Sr. Notes, 6.625%, 2003                                                                      800,000                  821,532

                                                                                                                      30,337,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--8.6%

ABN AMRO Mortgage,

   Ser. 2001-3, Cl. A5, 6.75%, 2031                                                           4,000,000                4,048,778

Banc of America Funding,

   Ser. 2002-1, Cl. A2, 7%, 2032                                                              4,764,372                4,858,921

Cendent Mortgage,

   Ser. 1999-6, Cl. A4, 6.5%, 2018                                                            2,290,778  (a)           2,294,358

Countrywide Mortgage Backed Securities,

   Ser. 1994-H, Cl. B1, 6.75%, 2024                                                             583,789                  611,687

Master Asset Securitization Trust,

   Ser. 2001-1, Cl. A6, 6%, 2031                                                              1,718,221                1,728,037

Norwest Asset Securities,

   Ser. 1999-11, Cl. A17, 6.75%, 2029                                                           935,676                  939,012

Residential Accredit Loans:

   Ser. 2001-QS12, Cl. A2, 5.81%, 2031                                                        1,356,815               1,365,221

   Ser. 2002-QS5, Cl. A1, 6%, 2032                                                            6,771,560                6,888,674

Residential Asset Mortgage Products:

   Ser. 2002-RZ2, Cl. A2, 4.35%, 2024                                                         7,000,000                7,155,422

   Ser. 2002-SL1, Cl. AI1, 7%, 2032                                                           2,261,146                2,372,845

Residential Funding Mortgage Securities I:

   Ser. 1996-S9, Cl. M1, 7.25%, 2026                                                          1,337,171                1,360,993

   Ser. 1999-S11, Cl. A1, 6.5%, 2029                                                          1,513,593                1,536,380

   Ser. 2001-S4, Cl. M1, 7.25%, 2031                                                          1,966,383                2,127,041

   Ser. 2001-S13, Cl. A1, 6.5%, 2016                                                          1,674,157                1,730,158

Structured Asset Securities,

   Ser. 2001-5, Cl. 1A3, 6%, 2031                                                             4,100,000                4,191,230

Washington Mutual Mortgage Securities,

   Ser. 2002-AR7, Cl. A1B, 5.51%, 2032                                                        2,129,165                2,139,811

                                                                                                                      45,348,568

RETAIL--1.8%

CVS,

   Notes, 5.5%, 2004                                                                          3,000,000                3,105,186

Federated Department Stores,

   Sr. Notes, 8.5%, 2003                                                                      1,669,000                1,704,076

May Department Stores,

   Notes, 7.15%, 2004                                                                         1,500,000                1,606,376

Sears Roebuck Acceptance:

   Medium-Term Notes, Ser. III, 7.26%, 2003                                                   1,000,000                1,003,331

   Medium-Term Notes, Ser. IV, 6.71%, 2003                                                    1,400,000                1,412,562

   Notes, 6.25%, 2004                                                                           838,000                  835,207

                                                                                                                       9,666,738


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY--.3%

Hewlett-Packard Finance,

   Deb., 7.9%, 2003                                                                           1,500,000  (a)           1,572,285

TELECOMMUNICATIONS--.3%

TCI Communications,

   Sr. Notes, 6.375%, 2003                                                                    1,650,000                1,650,048

TEXTILES & APPAREL--.2%

Jones Apparel,

   Sr. Notes, 7.5%, 2004                                                                      1,290,000                1,373,678

TOBACCO--.6%

Philip Morris Cos.,

   Notes, 6.8%, 2003                                                                          1,462,000                1,505,196

R.J. Reynolds Tobacco,

   Gtd. Notes, 7.375%, 2003                                                                   1,670,000                1,686,007

                                                                                                                       3,191,203

U.S. GOVERNMENTS--18.6%

U.S. Treasury Notes:

   1.625%, 1/31/2005                                                                         39,600,000               39,541,234

   1.75%, 12/31/2004                                                                         10,980,000               10,998,018

   2.25%, 7/31/2004                                                                           9,000,000                9,103,320

   2.75%, 9/30/2003                                                                           6,900,000                6,971,139

   3.625%, 8/31/2003                                                                          8,000,000                8,110,880

   7.25%, 5/15/2004                                                                          15,800,000               16,978,222

   7.25%, 8/15/2004                                                                           6,300,000  (e)           6,852,447

                                                                                                                      98,555,260

U.S. GOVERNMENT AGENCIES--11.0%

Federal Home Loan Banks:

   Bonds, Ser. 303, 3.75%, 4/15/2004                                                          7,070,000                7,265,344

   Bonds, Ser. 314, 3.375%, 6/15/2004                                                        11,250,000               11,545,313

Federal Home Loan Mortgage Corp.:

   Notes, 1.875%, 1/15/2005                                                                   2,500,000                2,503,330

   Notes, 3%, 7/15/2004                                                                       1,556,000                1,589,804

Federal National Mortgage Association:

   Notes, 1.75%, 7/2/2004                                                                     1,000,000                  999,536

   Notes, 2.625%, 5/20/2005                                                                   3,656,000                3,666,463

   Notes, 2.7%, 9/6/2004                                                                     15,000,000               15,017,025

   Notes, 3.55%, 5/28/2004                                                                    3,000,000                3,019,836

   Notes, 3.75%, 5/12/2004                                                                    4,400,000                4,427,548

   Notes, 3.9%, 4/29/2004                                                                     8,000,000                8,046,504

                                                                                                                      58,080,703

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--12.3%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 1798, Cl. G, 6.5%, 11/15/2023                                                        121,126                  122,294

      Ser. 2102, Cl. QH, 5.75%, 6/15/2023                                                     7,374,235                7,526,814

      Ser. 2141, Cl. C, 6.6%, 3/15/2029                                                       1,332,094                1,345,765

      Ser. 2143, Cl. CU, 5.75%, 12/15/2024                                                    5,000,000                5,160,644

      Ser. 2301, Cl. G, 6%, 12/15/2012                                                           86,370                   87,541

      Ser. 2362, Cl. PE, 6%, 7/15/2020                                                        6,466,137                6,588,321

      Ser. 2386, Cl. QA, 5.25%, 3/15/2018                                                     2,039,803                2,063,893

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                      1,684,280                1,736,899

      Ser. 2458, Cl. PA, 5.5%, 10/15/2017                                                     3,672,790                3,747,124

Federal National Mortgage Association,

  Grantor Trust,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     3,165,022                3,197,662

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                      16,404                   16,387

      Ser. 2002-27, Cl. OJ, 5.5%, 8/25/2020                                                   3,667,755                3,706,780

   Whole Loan,

      Ser. 2001-W2, Cl. AF3, 5.258%, 5/25/2029                                                6,000,000                6,070,861

Government National Mortgage Association:

   Ser. 2002-7, Cl. PQ, 5.5%, 6/20/2025                                                       9,893,057               10,087,615

   Ser. 2002-29, Cl. GA, 6%, 1/20/2029                                                        7,469,970                7,619,378

   Ser. 2002-47, Cl. PK, 5.5%, 7/20/2023                                                      5,588,215                5,768,432

                                                                                                                      64,846,410

UTILITIES/GAS & ELECTRIC--.6%

Dominion Resources,

   Notes, 3.875%, 2004                                                                          600,000                  607,006

Niagara Mohawk Power:

   First Mortgage, 7.375%, 2003                                                               1,345,000                1,382,977

   Sr. Notes, Ser. E, 7.375%, 2003                                                            1,134,147                1,157,551

                                                                                                                       3,147,534

TOTAL BONDS AND NOTES

   (cost $518,937,817)                                                                                               517,448,136
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--3.6%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     6,333,000  (f)           6,333,000

Dreyfus Institutional Cash Advantage Plus Fund                                                6,333,000  (f)           6,333,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        6,333,000  (f)           6,333,000

TOTAL OTHER INVESTMENTS

   (cost $18,999,000)                                                                                                 18,999,000


                                                                                               Principal
SHORT-TERM INVESTMENTS--4.0%                                                                  Amount ($)               Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.15%, 5/29/2003                                                                           7,200,000                7,173,864

   1.24%, 6/19/2003                                                                             800,000                  796,560

   1.15%, 6/26/2003                                                                           6,100,000                6,072,428

   1.17%, 7/24/2003                                                                           7,200,000                7,160,616

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,200,596)                                                                                                 21,203,468
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $559,137,413)                                                            105.5%              557,650,604

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (5.5%)             (28,982,852)

NET ASSETS                                                                                       100.0%              528,667,752


(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2003, THESE SECURITIES AMOUNTED TO $69,949,545 OR 13.2% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D) THE VALUE OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

(E)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(F)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

January 31, 2003 (Unaudited)

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)             Expiration             at 1/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 2 Year Notes                        126              27,097,875              March 2003                 (16,359)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           559,137,413   557,650,604

Cash                                                                  3,135,475

Receivable for shares of Common Stock subscribed                      7,470,431

Interest receivable                                                   4,874,984

Receivable for investment securities sold                             2,134,382

Paydowns receivable                                                     550,197

Prepaid expenses                                                         71,841

                                                                    575,887,914
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           250,020

Payable for investment securities purchased                          44,771,169

Payable for shares of Common Stock redeemed                           2,122,307

Payable for futures variation margin--Note 4                             16,248

Accrued expenses                                                         60,418

                                                                     47,220,162
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      528,667,752
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     533,440,012

Accumulated distributions in excess of investment income--net          (709,490)

Accumulated net realized gain (loss) on investments                  (2,559,602)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($16,359) net unrealized
  (depreciation) on financial futures]                               (1,503,168)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      528,667,752

NET ASSET VALUE PER SHARE

                                         Class A             Class B                Class D               Class P           Class S
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                         6,749,652            2,361,840            445,938,939            72,798,625          818,696

Shares Outstanding                     3,367,102            1,184,514            224,341,439            36,513,148          411,205
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                            2.00                1.99                   1.99                  1.99              1.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                      7,698,083

Cash dividends                                                          63,173

TOTAL INCOME                                                         7,761,256

EXPENSES:

Management fee--Note 3(a)                                            1,115,348

Shareholder servicing costs--Note 3(c)                                 623,787

Registration fees                                                       85,343

Professional fees                                                       61,818

Custodian fees--Note 3(c)                                               19,993

Prospectus and shareholders' reports                                    11,156

Directors' fees and expenses--Note 3(d)                                 10,409

Distribution fees--Note 3(b)                                             2,587

Miscellaneous                                                           17,800

TOTAL EXPENSES                                                       1,948,241

Less-reduction in management fee due to
  undertaking--Note 3(a)                                              (161,097)

NET EXPENSES                                                         1,787,144

INVESTMENT INCOME--NET                                               5,974,112
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                796,335

Net realized gain (loss) on financial futures                         (337,271)

NET REALIZED GAIN (LOSS)                                               459,064

Net unrealized appreciation (depreciation) on investments
  (including $18,078 net unrealized appreciation on financial futures)
                                                                    (4,118,184)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,659,120)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,314,992

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2003          Year Ended
                                           (Unaudited)(a)     July 31, 2002(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,974,112            3,095,966

Net realized gain (loss) on investments           459,064           (2,815,459)

Net unrealized appreciation (depreciation)
   on investments                              (4,118,184)           2,615,016

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,314,992            2,895,523
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A                                          (25,929)                   --

Class B                                           (6,599)                   --

Class D                                       (6,431,149)          (3,311,438)

Class P                                         (217,739)                   --

Class S                                           (2,186)                   --

TOTAL DIVIDENDS                               (6,683,602)          (3,311,438)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A                                         7,006,831                  --

Class B                                         2,615,798                  --

Class D                                       280,399,629         384,868,207

Class P                                        80,484,224                  --

Class S                                           839,347                  --

Dividends reinvested:

Class A                                            20,034                  --

Class B                                             5,772                  --

Class D                                         5,769,062           3,059,147

Class P                                           187,905                  --

Class S                                             2,242                  --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         January 31, 2003          Year Ended
                                           (Unaudited)(a)       July 31, 2002(b)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A                                         (255,267)                   --

Class B                                         (252,888)                   --

Class D                                     (178,586,033)          (45,012,363)

Class P                                       (7,678,669)                   --

Class S                                          (20,701)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                190,537,286           342,914,991

TOTAL INCREASE (DECREASE) IN NET ASSETS      186,168,676           342,499,076
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           342,499,076                   --

END OF PERIOD                                 528,667,752          342,499,076


                                         Six Months Ended
                                         January 31, 2003          Year Ended
                                           (Unaudited)(a)     July 31, 2002(b)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A SHARES

Shares sold                                     3,482,183                   --

Shares issued for dividends reinvested              9,997                   --

Shares redeemed                                 (125,078)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,367,102                   --
--------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                     1,308,064                   --

Shares issued for dividends reinvested              2,894                   --

Shares redeemed                                 (126,444)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,184,514                   --
--------------------------------------------------------------------------------

CLASS D SHARES

Shares sold                                   140,210,009         191,539,280

Shares issued for dividends reinvested          2,889,489           1,522,625

Shares redeemed                              (89,417,480)         (22,402,484)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  53,682,018          170,659,421
--------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                    40,260,882                   --

Shares issued for dividends reinvested             94,214                   --

Shares redeemed                               (3,841,948)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  36,513,148                   --
--------------------------------------------------------------------------------

CLASS S SHARES

Shares sold                                       420,431                   --

Shares issued for dividends reinvested              1,124                   --

Shares redeemed                                  (10,350)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     411,205                   --

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 1, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND ADDED CLASS A, CLASS B, CLASS P AND CLASS S SHARES.

(B)  FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                               Period Ended
                                                           January 31, 2003
CLASS A SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .02(b)

Net realized and unrealized gain (loss)
  on investments                                                       (.01)

Total from Investment Operations                                        .01

Distributions:

Dividends from investment income--net                                  (.01)

Net asset value, end of period                                         2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     .74(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .80(e)

Ratio of net investment income to average net assets                   1.66(e)

Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation                                .16(e)

Portfolio Turnover Rate                                              108.87(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 6,750

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31,
2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                               Period Ended
                                                           January 31, 2003
CLASS B SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .01(b)

Net realized and unrealized gain (loss)
  on investments                                                       (.01)

Total from Investment Operations                                         --

Distributions:

Dividends from investment income--net                                  (.01)

Net asset value, end of period                                         1.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     .04(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.55(e)

Ratio of net investment income to average net assets                   1.04(e)

Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation                                .19(e)

Portfolio Turnover Rate                                              108.87(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 2,362

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31,
2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                             Six Months Ended
                                             January 31, 2003      Year Ended
CLASS D SHARES                                  (Unaudited)(a)  July 31, 2002(b)
------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     2.01           2.00

Investment Operations:

Investment income--net                                    .03(c)         .05(c)

Net realized and unrealized gain (loss)
   on investments                                        (.02)           .01

Total from Investment Operations                          .01            .06

Distributions:

Dividends from investment income--net                    (.03)          (.05)

Net asset value, end of period                           1.99           2.01
------------------------------------------------------------------------------

TOTAL RETURN (%)                                          .53(d)        3.01(d)
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .80(e)         .75(e)

Ratio of net investment income
   to average net assets                               2.74(e)        3.37(e)

Decrease reflected in above expense ratios due
   to undertakings by The Dreyfus Corporation             .07(e)         .17(e)

Portfolio Turnover Rate                                108.87(d)       96.09(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   445,939        342,499

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 1, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND ADDED CLASS A, CLASS B, CLASS P AND CLASS S SHARES.

(B)  FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                               Period Ended
                                                           January 31, 2003
CLASS P SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .01(b)

Net realized and unrealized gain (loss)
  on investments                                                       (.01)

Total from Investment Operations                                         --

Distributions:

Dividends from investment income--net                                  (.01)

Net asset value, end of period                                         1.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        .23(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .80(d)

Ratio of net investment income to average net assets                   1.43(d)

Decrease reflected in above expense ratios due
  to undertaking by The Dreyfus Corporation                             .19(d)

Portfolio Turnover Rate                                              108.87(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                72,799

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31,
2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Period Ended
                                                           January 31, 2003
CLASS S SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .01(b)

Net realized and unrealized gain (loss)
  on investments                                                       (.01)

Total from Investment Operations                                         --

Distributions:

Dividends from investment income--net                                  (.01)

Net asset value, end of period                                         1.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     .16(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.05(e)

Ratio of net investment income to average net assets                   1.26(e)

Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation                                .22(e)

Portfolio Turnover Rate                                              108.87(d
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   819

(A)  FROM  NOVEMBER 1, 2002  (COMMENCEMENT  OF INITIAL  OFFERING) TO JANUARY 31,
     2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Yield Advantage Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a direct subsidiary of Mellon Financial Corporation.

On September 10, 2002, the fund' s Board of Directors approved, effective November 1, 2002, a change of the fund's name from "Dreyfus Yield Advantage Fund" to "Dreyfus Premier Yield Advantage Fund" coinciding with the fund implementing a multiple class structure. Shareholders on November 1, 2002, were classified as Class D shareholders and the fund added Class A, Class B, Class P and Class S shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 900 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class D (500 million shares authorized), Class P (100 million shares authorized) and Class S (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase,
Class B shares and Class S shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share and Class S share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class D and Class P shares are sold at net asset value per share only to institutional investors. Class A shares purchased at net asset value (an
investment    of    $250,000    or     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

more) will have a CDSC imposed on redemptions made within eighteen months of purchased. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $18,840 during the period ended January 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended July 31, 2002 was as follows: ordinary income $3,311,438. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2002 through July 31, 2003, to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of .55 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $161,097 during the period ended January 31, 2003.

During the period ended January 31, 2003, the Distributor retained $1,847 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class S shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B shares and .25 of 1% of the value of the average daily net assets of Class S shares. During the period ended January 31, 2003, Class B and Class S shares were charged $2,345 and $242, respectively, pursuant to the Plan

(c) Under the Shareholder Services Plan, Class A, Class B, Class D, Class P and Class S shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class D, Class P and Class S shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2003, Class A, Class B,
Class D, Class P and Class S shares were charged, $2,495, $782, $532,732, $21,423 and $242, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $30,541 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2003, the fund was charged $19,993 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group more than doubled in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund' s Statement of Investments. Management fees are not charged to these accounts. During the period ended January 31, 2003, the fund derived $63,173 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 2003, amounted to $661,682,427 and $458,776,323, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2003, are set forth in the Statement of Financial Futures.

At  January 31, 2003, accumulated net unrealized depreciation on investments was
$1,486,809,   consisting   of   $2,817,911  gross  unrealized  appreciation  and
$4,304,720 gross unrealized depreciation.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                           For More Information

                        Dreyfus Premier Yield Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  056SA0103

      DREYFUS PREMIER
      SHORT TERM
      INCOME FUND

      SEMIANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                            33   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Premier  Short Term

                                                                    Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Short Term Income Fund, covering the six-month period from August 1, 2002 through January 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

In stark contrast to the stock market' s overall dismal performance, bonds generally performed well during the reporting period. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors continued to flock to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher, contributing to double-digit total returns for some long-term issues. Investment-grade corporate bonds also performed relatively well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns? No one can know for sure. We believe that sector allocation and security selection will be key factors, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Short Term Income Fund perform relative to its benchmark?

For the six-month period ended January 31, 2003, the fund's Class D shares achieved a total return of 1.00%.(1) Between their inceptions on November 1, 2002 and January 31, 2003, the fund achieved total returns of 0.86% for Class A shares, 0.81% for Class B shares and 0.94% for Class P shares. In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index (the "Index"), achieved a total return of 3.56% for the six-month period ended January 31, 2003 and 1.40% for the period between November 1, 2002 and January 31, 2003.(2)

Declining interest rates reduced most short-term bond yields and produced modest price appreciation among the U.S. Treasury securities that compose the fund's benchmark. The fund provided lower returns than its benchmark, partly because a surge in mortgage prepayments eroded the prices of the fund's mortgage-backed holdings, and unforeseen bankruptcies hurt some of its asset-backed securities. Additionally, the fund's maximum average maturity is limited by its prospectus to three years, while that of the Index can range up to five years. Because longer average maturities generally enable the Index's underlying securities to maintain higher current yields for a longer time, this disparity typically causes the fund's performance to lag that of the Index when interest rates decline.

Effective November 1, 2002, Dreyfus Short Term Income Fund was renamed Dreyfus Premier Short Term Income Fund and outstanding shares were redesignated as Class D shares.

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income. The fund' s prior investment objective was to seek as high a level of current income as is consistent with the preservation of capital.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

At least 80% of the fund must be invested in investment-grade bonds, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 20% of the fund may be invested in securities rated below investment grade, including emerging market securities. Average effective maturity and average effective duration are kept at three years or less.

When choosing investments for the fund, we evaluate four primary factors:

*The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

*The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

*The mix of security types within the fund, including relative exposure to government securities, corporate securities and high-yield bonds.

*Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

Most short-term, fixed-income securities were affected by generally weak economic growth during the reporting period. Based on what it called a "soft spot"  in  the  economy,  the  Federal Reserve Board reduced short-term interest rates by 50 basis points in November 2002, driving the federal funds rate to 1.25% and causing most bond yields to move lower. Because bond prices and yields tend to move in opposite directions, lower interest rates boosted prices of U.S.
Treasuries,   making   them   relatively  strong  contributors  to  the  fund's
performance.

However, persistent economic weakness generally hurt returns from many corporate bonds and mortgage-backed securities. Many corporate bonds suffered when earnings remained relatively weak and accounting scandals eroded investor confidence. Mortgage-backed securities were hurt by a surge in mortgage prepayments, as homeowners took advantage of low rates to refinance existing mortgages, effectively returning principal to bondholders. In addition, the fund's performance relative to its benchmark was hurt by its average maturity, which is limited to a maximum of three years. This limitation, which is part of the fund's relatively conservative investment policy, tends to constrain the fund's relative performance when interest rates fall.

The greatest detractor from the fund's overall performance was its holdings of asset-backed securities. Two issuers of triple-A rated asset-backed issues in the fund' s portfolio -- Conseco Finance Securitizations and National Century Financial -- declared bankruptcy during the reporting period. Conseco's bonds have continued to pay interest in a timely manner, and we expect repayment of principal at maturity. However, we believe that National Century's problems were the result of fraud, and their bonds are not currently trading. Although broad diversification helped cushion the blow, the fund' s returns suffered as a result.

What is the fund's current strategy?

We continue to maintain a relatively conservative posture. During the reporting period, we increased the fund's holdings of U.S. Treasury and agency securities. We added Treasury Inflation Protected Securities (TIPS) , which we believe represented attractive values. Although we reduced the fund's holdings of corporate bonds overall, what we regarded as attractively low prices prompted us to increase the fund's exposure to high-yield corporate bonds -- which are rated below investment grade -- to approximately 3% of assets by the reporting period's end.

As of January 31, 2003, the fund's average effective maturity was 2.75 years and its average effective duration was 2.333 years, which, while shorter than that of the fund's benchmark, we consider to be within the neutral range relative to other short-term bond funds. In our view, these are prudent strategies for today's low interest-rate, slow growth environment.

February 14, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS.

                                                             The Fund



STATEMENT OF INVESTMENTS

January 31, 2003 (Unaudited)

                                                                                               Principal
BONDS AND NOTES--101.6%                                                                        Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.8%

Goodrich (BF),

   Sr. Notes, 6.45%, 2007                                                                     7,000,000                7,164,325

AIRLINES--.0%

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                        1,092,319  (b)             229,387

ASSET-BACKED CTFS.--1.2%

ACAS Business Loan Trust,

   Ser. 2002-1A, Cl. B, 2.86%, 2012                                                           6,000,000  (c,d)         5,824,200

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            9,700,000  (b,c,e)       3,815,980

NYCTL Trust,

  Tax Lien Collateralized Bonds,

   Ser. 2000-AA, Cl. C, 8.11%, 2008                                                           1,998,738  (c)           2,016,227

                                                                                                                      11,656,407

ASSET-BACKED CTFS./CREDIT CARDS--1.7%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A. 6.23%, 2007                                                            5,153,334                5,233,387

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            9,800,000  (c)          10,311,438

                                                                                                                      15,544,825

ASSET-BACKED CTFS./EQUIPMENT--.7%

Aircraft Lease Portfolio Securitization 1996-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        3,656,077                   36,561

Fidelity Equpiment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           2,191,521  (c)           2,242,803

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.97%, 2015                                                           6,717,300  (c,d)         4,366,245

                                                                                                                       6,645,609

ASSET-BACKED CTFS./HOME EQUITY LOANS--3.9%

Conseco Finance Securitization:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            3,186,675                3,236,451

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           2,854,217                2,891,179

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           8,000,000                8,752,400

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                          1,011,531                1,013,080

Green Tree Home Improvement Loan Trust:

   Ser. 1999-B, Cl. A1, 7.11%, 2026                                                           1,093,231                1,111,930

   Ser. 1999-B, Cl. A2, 7.11%, 2026                                                           1,003,112                1,018,039


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
--------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

The Money Store Home Equity Trust:

   Ser. 1996-C, Cl. A14, 7.785%, 2022                                                         8,903,923  (c)           8,903,539

   Ser. 1997-B, Cl. A8, 6.9%, 2038                                                            8,838,988                9,144,930

                                                                                                                      36,071,548

AUTO LOAN--.5%

Navistar Financial Corp. Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                            4,576,217                4,767,998

AUTO MANUFACTORING--2.3%

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     8,583,000                8,491,093

GMAC:

   Notes, 4.75%, 2003                                                                         7,500,000  (d,f)         7,571,273

   Notes, 6.125%, 2006                                                                        5,000,000  (f)           5,118,595

                                                                                                                      21,180,961

AUTO PARTS--1.1%

TRW:

   Notes, 6.625%, 2004                                                                        5,000,000                5,268,730

   Notes, 8.75%, 2006                                                                         4,000,000                4,550,488

                                                                                                                       9,819,218

BANKING--.6%

MBNA,

   Sr. Notes, 6.15%, 2003                                                                     5,000,000                5,122,870

CABLE & MEDIA--.8%

CBS,

   Sr. Notes, 7.15%, 2005                                                                     1,505,000                1,653,306

Charter Communications Holdings/Capital,

   Sr. Notes, 10.75%, 2009                                                                    1,880,000                  911,800

TCI Communications,

   Sr. Notes, 6.875%, 2006                                                                    5,000,000                5,274,280

                                                                                                                       7,839,386

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--18.1%

277 Park Avenue Finance Corp.,

   Ser. 1997-C1, Cl. A1, 7.58%, 2012                                                          8,364,165  (c)           9,369,873

Bank of America Large Loans:

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         4,000,000  (c)           4,426,875

   Ser. 2002-FL1A, Cl. E, 2.74%, 2014                                                        11,730,000  (c,d)        11,730,000

Bank of America Structured Notes,

   Ser. 2002-1A, Cl. B, 5.84%, 2014                                                          12,700,000  (c,d)        11,570,970

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       18,132,431               19,629,626

COMM,

   Ser. 2000-FL2A, Cl. E, 2.33%, 2011                                                        10,150,000  (c,d)        10,115,881

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        16,179,893               17,201,110

   Ser. 2001-TFLA, Cl. G, 3.09%, 2011                                                        16,500,000  (c,d)        16,054,483

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.17%, 2016                                                         5,825,000  (c,d)         6,265,253

Commerical Mortgage Pass-Through Ctfs.,

   Ser. 2001-ZC1A, Cl. A, 6.355%, 2006                                                        9,843,755  (c)          10,495,904

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                       13,739,679  (c)          14,370,846

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.28%, 2013                                                          5,793,303  (c,d)         5,738,962

Office Portfolio Trust,

  Mortgage Pass-Through Ctfs.,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                      11,632,222  (c)          12,635,213

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            5,037,132  (c)           5,538,579

Trizechahn Office Properties Trust:

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                       9,775,000  (c)          10,540,199

   Ser. 2001-TZHA, Cl. A3, 6.211%, 2013                                                       2,900,000  (c)           3,176,906

                                                                                                                     168,860,680

CONSUMER GOODS--.3%

Newell Rubbermaid,

   Notes, 6%, 2007                                                                            2,150,000                2,304,258

ELECTRIC UTILITIES--.1%

Calpine,

   Sr. Notes, 7.625%, 2006                                                                    2,585,000  (f)           1,253,725

FINANCIAL--4.5%

CIT Group,

   Sr. Notes, 5.5%, 2007                                                                      5,000,000  (f)           5,129,320

Capital One Financial,

   Sr.Notes, 7.25%, 2003                                                                      1,456,000                1,462,135

Household Finance,

   Notes, 5.75%, 2007                                                                         3,000,000                3,159,477

IOS Capital,

   Notes, 9.75%, 2004                                                                         1,950,000                1,981,584

Monumental Global Funding II,

   Notes, 6.95%, 2003                                                                         8,000,000  (c)           8,273,768


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     3,900,000  (c)           3,910,663

Textron Financial,

   Medium-Term Notes, Ser. E, 1.61%, 2003                                                     5,375,000  (d)           5,353,581

Toyota Motor Credit,

   Medium-Term Notes, 2.8%, 2006                                                                500,000                  503,680

Tyco International Group S.A.,

   Gtd. Notes, 6.375%, 2005                                                                   1,975,000                1,965,125

USA Education,

   Medium-Term Notes, Ser. A, 5.625%, 2007                                                    9,640,000  (f)          10,390,580

                                                                                                                      42,129,913

FOOD-PROCESSING--.6%

Tyson Foods,

   Sr. Notes, 6.625%, 2004                                                                    5,250,000                5,566,097

FOREIGN/GOVERNMENTAL--7.2%

Canadian Government,

   Bonds, 5.25%, 2012                                                    CAD                  6,116,000                4,097,439

Federative Republic of Brazil,

   Notes, 11.5%, 2008                                                                        23,675,000               18,880,813

France O.A.T,

   Deb., 3%, 2012                                                        EUR                  4,006,000  (g)           4,695,661

French Treasury,

   Notes, 3.25%, 2005                                                    EUR                  6,250,000  (f)           6,837,418

Quebec Province,

   Deb., 3.3%, 2013                                                      CAD                    980,000  (h)             647,212

Republic of Argentina,

   Deb., 11.25%, 2004                                                                               500  (b)                 104

Republic of Costa Rica,

   Notes, 6.914%, 2008                                                                        6,741,000                6,791,558

Republic of Finland,

   Deb., 7.875%, 2004                                                                         8,495,000                9,275,911

Republic of Italy:

   Bonds, 5.25%, 2004                                                                         6,431,000                6,667,661

   Notes, 6.625%, 2003                                                                        4,250,000                4,345,625

U.K. Treasury,

   Bonds, 7.25%, 2007                                                    GBP                  2,575,000                4,833,928

                                                                                                                      67,073,330

HEALTH CARE--.3%

American Home Products,

   Notes, 5.875%, 2004                                                                          925,000                  959,451

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

HCA,

   Notes, 7.15%, 2004                                                                         1,610,000                1,662,529

                                                                                                                       2,621,980

LEASING--1.2%

Bombardier Capital,

   Notes, 5.625%, 2003                                                                        4,425,000  (c,f)         4,322,380

International Lease Finance,

   Notes, 5.75%, 2007                                                                         6,480,000                6,778,209

                                                                                                                      11,100,589

MORTGAGE BANKING--3.3%

Countrywide Home Loans:

   Gtd. Medium-Term Notes, Ser. J, 5.5%, 2006                                                 7,500,000                7,982,497

   Gtd. Medium-Term Notes, Ser. K, 5.625%, 2007                                               4,900,000                5,214,301

IMPAC Secured Asset Owner Trust:

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           7,000,000                7,397,031

   Ser. 2000-5, Cl. A6, 6.92%, 2030                                                           9,680,000               10,201,812

                                                                                                                      30,795,641

OIL & GAS--1.4%

Transocean Sedco Forex,

   Notes, 6.75%, 2005                                                                         7,000,000                7,536,914

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                     4,507,000                5,070,375

                                                                                                                      12,607,289

PAPER & FOREST PRODUCTS--.5%

Weyerhaeuser,

   Notes, 5.5%, 2005                                                                          4,750,000                4,952,982

PROPERTY-CASUALTY INSURANCE--1.4%

ACE INA Holdings,

   Gtd. Notes, 8.2%, 2004                                                                     4,000,000                4,316,220

CNA Financial,

   Notes, 6.5%, 2005                                                                          6,260,000                6,448,939

Nationwide Mutual Insurance,

   Surplus Notes, 6.5%, 2004                                                                  1,800,000  (c)           1,857,771

                                                                                                                      12,622,930

PUBLISHING--.5%

Thomson:

   Bonds, 5.75%, 2008                                                                         4,465,000                4,788,507

RAILROADS--.1%

Norfolk Southern,

   Sr. Floating Rate Notes, 2.43%, 2003                                                       1,000,000  (d)           1,001,731


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST--8.4%

Avalon Bay Communities,

   Medium Term Notes, 6.58%, 2004                                                             3,625,000                3,795,310

EOP Operating,

   Notes, 6.5%, 2004                                                                          2,205,000                2,278,557

Highwoods:

   Exercisable Put Option Securities,
   7.19%, 2004                                                                                7,500,000  (c)           7,717,973

   Notes, 6.75%, 2003                                                                         4,870,000                5,032,999

   Notes, 8%, 2003                                                                            5,000,000                5,217,820

Mack-Cali Realty,

   Notes, 7%, 2004                                                                            4,920,000                5,148,470

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                   11,575,000               12,206,254

Post Apartment Homes,

   Notes, 7.25%, 2003                                                                         1,345,000                1,377,327

ProLogis Trust,

   Sr. Notes, 6.7%, 2004                                                                     11,805,000               12,269,716

Rouse,

   Notes, 8.43%, 2005                                                                         2,700,000                2,922,299

Spieker Properties,                                                                           4,500,000                4,697,041

   Notes, 6.9%, 2004

Summit Properties:

   Notes, 6.95%, 2004                                                                         5,000,000                5,207,155

   Sr. Notes, 6.625%, 2003                                                                    1,400,000                1,437,681

TriNet Corporate Realty Trust,

   Dealer Remarketable Securities, 6.75%, 2003                                                3,825,000                3,820,173

United Dominion Realty Trust,

   Medium-Term Notes, Ser. A, 7.95%, 2006                                                     4,855,000                5,366,314

                                                                                                                      78,495,089

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--1.6%

Bank of America Mortgage Securities,

   Ser. 2000-5, Cl. B1, 7.75%, 2030                                                           4,670,203                4,667,191

Cendant Mortgage Corporation,

   Ser. 1999-6, Cl. A4, 6.5%, 2018                                                            1,908,982  (c)           1,911,965

GE Capital Mortgage Services,

   Ser. 1996-12, Cl. M, 7.25%, 2011                                                             773,330                  824,175

Norwest Asset Securities Corp.,

   Ser. 1999-11, Cl. A17, 6.75%, 2029                                                         1,457,316                1,462,511

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Washington Mutual Mortgage Securities,

   Ser. 2002-AR7, Cl. A1B, 5.51%, 2032                                                        6,083,330                6,113,746

                                                                                                                      14,979,588

RETAIL STORES--.3%

Kroger,

   Notes, 7.375%, 2005                                                                        2,755,000                2,979,871

STRUCTURED INDEX--1.6%

Morgan Stanley TRACERS,

   Ser. 2002-6, 9.414%, 2012                                                                 15,000,000  (c,i)        15,105,555

TELECOMMUNICATIONS--1.7%

AT&T,

   Sr. Notes, 6.5%, 2006                                                                      5,082,000  (c,f)         5,404,793

British Telecommunications,

   Notes, 7.625%, 2005                                                                        5,000,000                5,622,845

France Telecom,

   Notes, 7.2%, 2006                                                                          4,000,000                4,383,516

                                                                                                                      15,411,154

TOBACCO--.5%

R.J. Reynolds Tobacco,

   Gtd. Notes, 6.5%, 2007                                                                     4,355,000                4,506,855

U.S. GOVERNMENT--15.0%

U.S. Treasury Inflation Protection Securities:

   3%, 7/15/2012                                                                             13,700,000  (j)          14,811,282

   3.5%, 1/15/2011                                                                           28,800,000  (j,k)        33,126,585

   3.875%, 1/15/2009                                                                         45,000,000  (f,j)        55,645,450

U.S. Treasury Notes,

   1.75%, 12/31/2004                                                                         35,720,000  (f)          35,778,616

                                                                                                                     139,361,933

U.S. GOVERNMENT AGENCIES--10.3%

Federal Home Loan Banks:

   Bonds, Ser. 180, 5.375%, 1/5/2004                                                         10,000,000  (f)          10,375,000

   Bonds, Ser. 303, 3.75%, 4/15/2004                                                         14,150,000  (f)          14,540,965

Federal Home Loan Mortgage Corp.:

   Notes, 1.875%, 1/15/2005                                                                   3,500,000  (f)           3,504,662

   Notes, 3%, 7/15/2004                                                                       3,112,000  (f)           3,179,608

   Notes, 4%, 9/27/2004                                                                       2,750,000                2,760,480

Federal National Mortgage Association:

   Notes, 1.75%, 7/2/2004                                                                    10,500,000               10,495,128

   Notes, 2.625%, 5/20/2005                                                                   7,302,000                7,322,898

   Notes, 5.25%, 3/22/2007                                                                   35,778,000  (f)          37,362,858


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          4,950,000  (j)           6,037,697

                                                                                                                      95,579,296

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--9.1%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                       5,748,000  (l)           5,994,072

   5.75%, 9/1/2030                                                                              291,403  (d)             302,266

   7.18%, 8/1/2030                                                                              262,697  (d)             271,841

   REMIC, Multiclass Mortgage Participation Cfts.:

      Ser. 1798, Cl. G, 6.5%, 11/15/2023                                                         67,435                   68,085

      Ser. 2102, Cl. QH, 5.75%, 6/15/2023                                                    14,748,470               15,053,628

      Ser. 2143, Cl. CU, 5.75%, 12/15/2024                                                   10,000,000               10,321,288

      (Interest Only Obligation):

         Ser. 1987, Cl. PI, 7%, 9/15/2012                                                       874,719  (m)             122,557

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                     2,477,057  (m)             117,957

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                     2,013,279  (m)             239,077

         Ser. 2108, Cl. TI, 6.5%, 6/15/2025                                                   4,115,096  (m)             152,945

         Ser. 2114, Cl. JH, 6%, 6/15/2021                                                     3,826,600  (m)              81,315

         Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                   2,341,399  (m)              35,853

         Ser. 2129, Cl. IA, 6.5%, 6/15/2024                                                   3,285,135  (m)              53,171

         Ser. 2349, Cl. NO, 6.5%, 4/15/2016                                                   5,762,253  (m)               5,402

         Ser. 2407, Cl. DI, 6%, 12/15/2021                                                    8,951,649  (m)             475,556

         Ser. 2420, Cl. PI, 6.5%, 11/15/2016                                                 12,660,002  (m)             206,110

         Ser. 2510, Cl. PI, 5.5%, 9/15/2020                                                   4,883,841  (m)             474,945

Federal National Mortgage Association:

   5.5%                                                                                      15,135,000  (l)          15,371,409

   5.748%, 2/1/2029                                                                           1,273,048  (d)           1,333,848

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                      41,880                   41,834

      (Interest Only Obligation):

         Ser. 1997-56, Cl. PM, 7%, 6/28/2026                                                    719,462  (m)              33,937

         Ser. 2001-10, Cl. IO, 6%, 5/25/2025                                                  1,652,568  (m)              81,505

         Ser. 2001-27, Cl. BI, 6.5%, 8/25/2029                                                2,432,512  (m)             128,972

         Ser. 2001-63, Cl. CI, 6%, 11/25/2024                                                 4,308,166  (m)             461,489

         Ser. 2001-72, Cl. IA, 6%, 3/25/2030                                                  2,048,146  (m)             173,452

         Ser. 2002-55, Cl. IJ, 6%, 4/25/2028                                                 11,685,302  (m)           1,349,544

   Whole Loan,

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               11,090,000               11,300,165

Government National Mortgage Association I:

   5.5%                                                                                       5,700,000  (l)           5,790,801

   6.5%                                                                                       4,210,000  (l)           4,419,153

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I (continued):

  Project Loan,

      8%, 9/15/2008                                                                           1,291,858                1,377,844

Government National Mortgage Association II,

   5.25%, 4/20/2030                                                                           1,678,313                1,711,560

   7%,12/20/2030-4/20/2031                                                                      407,549                  430,405

   7.5%, 11/20/2029-12/20/2030                                                                  386,286                  411,401

   Ser. 2002-5, Cl. IA, 6.5%, 12/16/2024

      (Interest Only Obligation)                                                             18,860,245  (m)             379,340

   Ser. 2002-7, Cl. PQ, 5.5%, 6/20/2025                                                       5,935,834                6,052,569

                                                                                                                      84,825,296

TOTAL BONDS AND NOTES

   (cost $950,639,127)                                                                                               944,966,823
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.1%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA;

Paxson Communications,

  Cum., $1,325

   (cost $1,294,200)                                                                                129                  870,750
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.1%

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     3,409,667  (n)           3,409,667

Dreyfus Institutional Cash Advantage Plus Fund                                                3,409,666  (n)           3,409,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        3,409,666  (n)           3,409,666

TOTAL OTHER INVESTMENTS

   (cost $10,229,000)                                                                                                 10,229,000


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--19.1%                                                                  Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $178,305,641)                                                                      178,305,641              178,305,641
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,140,467,968)                                                          121.9%            1,134,372,214

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (21.9%)            (204,150,313)

NET ASSETS                                                                                       100.0%              930,221,901


(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD-CANADIAN DOLLARS

    EUR-EUROS

    GBP-GREAT BRITIAN POUND STERLING

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2003, THESE SECURITIES AMOUNTED TO $218,015,244 OR 23.4% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(F) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JANUARY 31, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $173,673,983 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $178,305,641.

(G) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE EURO-ZONE HICP INDEX.

(H) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(I)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(J) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(K)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(L)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(M)  NOTIONAL FACE AMOUNT SHOWN.

(N)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

January 31, 2003 (Unaudited)

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                            Contracts              Contracts ($)             Expiration          at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                      1,045                117,595,156             March 2003                 (95,259)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (Unaudited)

                                                            Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments
        (including securities
        loaned valued at $173,673,983)              1,140,467,968  1,134,372,214

Cash                                                                   1,228,331

Receivable for investment securities sold                             58,141,227

Dividends and interest receivable                                     10,071,399

Receivable for shares of Common Stock subscribed                         687,226

Paydowns receivable                                                       93,789

Prepaid expenses                                                          76,501

                                                                   1,204,670,687
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           678,305

Payable for investment securities purchased                          93,398,428

Liability for securities loaned--Note 1(c)                          178,305,641

Payable for shares of Common Stock redeemed                           1,863,902

Payable for futures variation margin--Note 4                             95,259

Net unrealized depreciation on forward currency
  exchange contracts--Note 4                                                 53

Accrued expenses                                                        107,198

                                                                    274,448,786
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      930,221,901
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     987,516,846

Accumulated distributions in excess of investment income--net       (2,882,734)

Accumulated net realized gain (loss) on investments                (48,221,297)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions [including
  ($95,259) net unrealized (depreciation) on financial futures]     (6,190,914)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      930,221,901

NET ASSET VALUE PER SHARE

                                                            Class A             Class B            Class D                 Class P
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            3,864,167            1,887,983        918,151,931              6,317,820

Shares Outstanding                                          334,775              163,613         79,568,292                547,125
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 11.54               11.54               11.54                 11.55

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            24,124,522

Cash dividends                                                         589,416

Income from securities lending                                          11,188

TOTAL INCOME                                                        24,725,126

EXPENSES:

Management fee--Note 3(a)                                            2,595,327

Shareholder servicing costs--Note 3(c)                               1,605,587

Professional fees                                                       86,971

Custodian fees--Note 3(c)                                               49,564

Registration fees                                                       30,293

Prospectus and shareholders' reports                                    29,461

Directors' fees and expenses--Note 3(d)                                 26,000

Interest expense--Note 2                                                 3,456

Distribution fees--Note 3(b)                                               895

Miscellaneous                                                            8,569

TOTAL EXPENSES                                                       4,436,123

INVESTMENT INCOME--NET                                              20,289,003
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (10,664,957)

Net realized gain (loss) on forward currency exchange transactions    (13,002)

Net realized gain (loss) on financial futures                     (11,506,111)

NET REALIZED GAIN (LOSS)                                          (22,184,070)

Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $6,342,600 net unrealized
  appreciation on financial futures)                                11,818,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (10,365,565)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,923,438

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2003           Year Ended
                                           (Unaudited)(a)        July 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,289,003          55,173,720

Net realized gain (loss) on investments      (22,184,070)         (11,364,860)

Net unrealized appreciation (depreciation)
   on investments                             11,818,505          (29,570,177)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   9,923,438           14,238,683
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A                                          (12,112)                   --

Class B                                           (7,033)                   --

Class D                                      (23,604,194)         (58,434,746)

Class P                                          (36,819)                   --

TOTAL DIVIDENDS                              (23,660,158)         (58,434,746)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A                                         3,891,519                   --

Class B                                         1,920,771                   --

Class D                                       254,953,194         1,039,502,675

Class P                                         7,181,965                   --

Dividends reinvested:

Class A                                             4,877                   --

Class B                                             5,447                   --

Class D                                        19,444,658            48,797,786

Class P                                            30,640                   --

Cost of shares redeemed:

Class A                                          (22,547)                   --

Class B                                          (34,539)                   --

Class D                                     (464,221,849)         (728,965,030)

Class P                                         (879,731)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (177,725,595)          359,335,431

TOTAL INCREASE (DECREASE) IN NET ASSETS     (191,462,315)          315,139,368
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,121,684,216          806,544,848

END OF PERIOD                                 930,221,901        1,121,684,216

Undistributed (distributions in excess of)
   investent income--net                      (2,882,734)              488,421

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         January 31, 2003           Year Ended
                                           (Unaudited)(a)        July 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       336,304                   --

Shares issued for dividends reinvested                422                   --

Shares redeemed                                   (1,951)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     334,775                   --
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       166,128                   --

Shares issued for dividends reinvested                471                   --

Shares redeemed                                   (2,986)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     163,613                   --
--------------------------------------------------------------------------------

CLASS D

Shares sold                                    21,912,484          86,809,184

Shares issued for dividends reinvested          1,673,731           4,092,630

Shares redeemed                              (39,958,992)         (61,142,910)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (16,372,777)         29,758,904
--------------------------------------------------------------------------------

CLASS P

Shares sold                                       620,532                   --

Shares issued for dividends reinvested              2,648                   --

Shares redeemed                                  (76,055)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     547,125                   --

(A) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON NOVEMBER 1,2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND ADDED CLASS A, CLASS B AND CLASS P SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                               Period Ended
                                                           January 31, 2003
CLASS A SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.59

Investment Operations:

Investment income--net                                                  .06(b)

Net realized and unrealized gain (loss)
  on investments                                                        .03

Total from Investment Operations                                        .09

Distributions:

Dividends from investment income--net                                  (.14)

Net asset value, end of period                                        11.54
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        .86(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .88(e)

Ratio of net investment income
  to average net assets                                                2.50(e)

Portfolio Turnover Rate                                              179.41(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 3,864

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31,
2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Period Ended
                                                           January 31, 2003
CLASS B SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.59

Investment Operations:

Investment income--net                                                  .06(b)

Net realized and unrealized gain (loss)
  on investments                                                        .02

Total from Investment Operations                                        .08

Distributions:

Dividends from investment income--net                                  (.13)

Net asset value, end of period                                        11.54
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        .81(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.32(e)

Ratio of net investment income
  to average net assets                                                2.37(e)

Portfolio Turnover Rate                                              179.41(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 1,888

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31,
2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                      Six Months Ended
                                      January 31, 2003                                        Year Ended July 31,
                                                                 -----------------------------------------------------------------

CLASS D SHARES                           (Unaudited)(a)          2002(b)           2001          2000           1999         1998
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.69         12.19             11.70          11.63          12.12        12.03

Investment Operations:

Investment income--net                              .23(c)        .64(c)            .77            .71            .76          .84

Net realized and unrealized
   gain (loss) on investments                      (.11)         (.47)              .50            .07           (.47)         .08

Total from Investment Operations                    .12           .17              1.27            .78            .29          .92

Distributions:

Dividends from
   investment income--net                          (.27)         (.67)             (.78)          (.71)          (.78)        (.83)

Net asset value, end of period                    11.54         11.69             12.19          11.70          11.63        12.12
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   1.00(d)       1.46             11.17           7.50           2.52         7.92
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .85(e)        .80               .84            .84            .87          .87

Ratio of interest expense
   to average net assets                            .00(f)        .00(f)            .00(f)         .00(f)         .00(f)       .02

Ratio of net investment income
   to average net assets                           3.91(e)       5.31              6.46           6.64           6.54         7.01

Portfolio Turnover Rate                          179.41(d)     220.23            322.69         272.46         204.98       185.77
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  918,152     1,121,684           806,545        428,093        358,444      358,726

(A) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON NOVEMBER 1, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND ADDED CLASS A, CLASS B AND CLASS P.

(B) AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.62% TO 5.31%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Period Ended
                                                           January 31, 2003
CLASS P SHARES                                               (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.59

Investment Operations:

Investment income--net                                                  .08(b)

Net realized and unrealized gain (loss)
  on investments                                                        .02

Total from Investment Operations                                        .10

Distributions:

Dividends from investment income--net                                  (.14)

Net asset value, end of period                                        11.55
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        .94(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .80(d)

Ratio of net investment income
  to average net assets                                                2.91(d)

Portfolio Turnover Rate                                              179.41(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 6,318

(A)  FROM  NOVEMBER 1, 2002  (COMMENCEMENT  OF INITIAL  OFFERING) TO JANUARY 31,
     2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Short Term Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders approved changing the fund's investment objective. Effective January 20, 2003, the fund's objective will be to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a direct subsidiary of Mellon Financial Corporation.

On September 10, 2002, the fund' s Board of Directors approved, effective November 1, 2002, a change of the fund's name from "Dreyfus Short Term Income Fund" to "Dreyfus Premier Short Term Income Fund" coinciding with the fund implementing a multiple class structure. Shareholders, on November 1, 2002, were classified as Class D shareholders and the fund added Class A, Class B and Class P shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized) , Class D (500 million shares authorized) and Class P (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class D and Class P shares are sold at net asset value per share only to institutional investors. Class A shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.


(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $21,821 during the period ended January 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $15,067,415 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2002. If not applied, $1,643,654 of the carryover expires in fiscal 2004, $1,314,223 expires in fiscal 2005, $1,818,379 expires in fiscal 2007, $5,887,866 expires in fiscal 2008 and $4,403,293 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended July 31, 2002 was as follows: ordinary income $58,434,746. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other

Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended January 31, 2003 was approximately $317,000, with a relative weighted average annualized interest of 2.16%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended January 31, 2003, the Distributor retained $4,914 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares. During the period ended January 31, 2003, Class B shares were charged $895, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class D and Class P shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class P shares and .20 of 1% of the value of the average daily net assets of Class D shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class D and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institu-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tion or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2003, Class A, Class B, Class D and Class P shares were charged, $747, $447, $1,035,482 and $2,116, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $137,638 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2003, the fund was charged $49,564 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group more than doubled in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended January 31, 2003, the fund derived $413,916 in income from these investments, which is included as in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended January 31, 2003, amounted to $1,884,011,471 and $2,142,117,262, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2003, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the con-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at January 31, 2003:



                                                      Foreign
Forward Currency                                     Currency                                                       Unrealized
    Exchange Contracts                                Amounts          Proceeds ($)            Value ($)         (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES;

Canadian Dollar,
    expiring 2/4/2003                                  16,195           10,595                 10,648                     (53)


At  January 31, 2003, accumulated net unrealized depreciation on investments was
$6,095,754,   consisting   of  $17,490,371  gross  unrealized  appreciation  and
$23,586,125 gross unrealized depreciation.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                                           Shares
                                                            ------------------------------------------------------------------------
                                                             For                         Against                        Abstained
                                           -----------------------------------------------------------------------------------------

To change the fund's
   investment objective                               40,350,883                       5,311,887                        1,968,744

                                                                                                     The Fund



                                                           For More Information

                        Dreyfus Premier
                        Short Term
                        Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  083SA0103

      DREYFUS
      INFLATION ADJUSTED
      SECURITIES FUND

      SEMIANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                        DREYFUS
                                                             INFLATION ADJUSTED
                                                                SECURITIES FUND

                                                                       The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Inflation Adjusted Securities Fund, covering the period from the fund's inception on October 31, 2002 through January 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

In stark contrast to the stock market' s overall dismal performance, bonds generally performed well during the reporting period. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors continued to flock to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher, contributing to double-digit total returns for some long-term issues. Investment-grade corporate bonds also performed relatively well, despite the bankruptcies of several major U.S. corporations. However, high-yield corporate bonds, which are rated below investment grade, generally languished as investors avoided credit risk.

Can bonds continue to produce attractive total returns? No one can know for sure. We believe that sector allocation and security selection will be key factors, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Inflation Adjusted Securities Fund perform relative to its benchmark?

From the commencement of the fund's operations on October 31, 2002, through the end of its semiannual reporting period on January 31, 2003, the fund's Institutional shares produced a total return of 2.64% and its Investor shares produced a total return of 2.58%.(1) In comparison, the fund's benchmark, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index, provided a 4.07% return for the same period.(2)

We attribute the fund's performance to declining interest rates and heightened investor demand for high-quality, fixed-income securities during the reporting period. In addition, domestic inflation-protected securities benefited from investors' concerns that inflationary pressures may increase in the future if currently stimulative monetary and fiscal policies cause rapid growth in the U.S. economy.

The fund' s portfolio was in its initial formative stages during the reporting period and was not sufficiently developed for a meaningful comparison with the benchmark, which the fund underperformed.

What is the fund's investment approach?

The fund seeks returns that exceed the rate of inflation. To pursue this goal, the fund normally invests at least 80% of its assets in inflation-indexed securities, which are designed to protect investors from a loss of value due to inflation.

The   fund   invests   primarily   in  high-quality,  U.S.  dollar-denominated,
inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, including U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

While the fund seeks to keep its average effective duration -- a measure of sensitivity to changing interest rates -- between two and 10 years, it may invest in securities with effective or final maturities of any length. Generally, we will adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

What other factors influenced the fund's performance?

Since the commencement of its operations on October 31, 2002, the fund has primarily been affected by economic factors. In early November, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points, citing the adverse effects of corporate scandals and the threat of war on a struggling economy. As a result, the federal funds rate fell to 1.25%, and yields of U.S. Treasury securities, including U.S. Treasury Inflation Protected Securities (TIPS), generally moved lower. Because bond yields and prices tend to move in opposite directions, lower interest rates produced price appreciation among most U.S. Treasury securities, contributing positively to the fund's performance during the reporting period.

TIPS also were influenced by heightened investor demand for fixed-income securities backed by the federal government and its agencies. As stock prices continued to fall, corporate earnings remained under pressure and allegations of accounting and corporate governance scandals came to light, investors became increasingly risk-averse and flocked to U.S. government securities. Heightened investor demand for a limited number of securities helped support prices of U.S. Treasuries, including TIPS.

Finally, the fund was influenced by changing inflation expectations. When the fund began operations, many investors believed that inflation, which remained at low levels throughout 2002, would continue to do so. As a result, investors generally preferred U.S. Treasuries without inflation protection, and TIPS were available at what we believed to be attractive prices. By the end of the reporting period, however, some investors began to grow concerned that inflationary pressures might be building as prices for commodities, such as basic metals and crude oil, rose. These concerns were intensified by the Fed's accommodative monetary policy and the Bush Administration's stimulative fiscal policy, including new proposals for economic stimulus programs. In some investors' view, the combination of low interest rates, new tax cuts and higher levels of federal spending could cause the U.S. economy to grow rapidly in the future. Demand for TIPS began to strengthen as a result, and their prices became more volatile, rising and falling as new pieces of economic data became available.

What is the fund's current strategy?

In this uncertain market environment, we have looked for portfolio securities with relatively low durations, where we believed the most attractive values were available, and to maintain a relatively short average duration -- approximately
3.4 years as of January 31, 2003.

From a security selection perspective, we continue our program of investing in inflation-protected securities, including domestic TIPS and inflation-protected securities from U.S. government agencies, such as the Tennessee Valley Authority. A very small percentage (approximately 1% for the reporting period) of the fund's assets are invested in inflation-protected securities from foreign issuers, including France and Canada. We do not anticipate a dramatic increase in foreign issuer investments in the near term.

February 14, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX IS SUB-INDEX OF THE U.S. TREASURY COMPONENT OF THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX. SECURITIES IN THE LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX ARE DOLLAR-DENOMINATED, NON-CONVERTIBLE, PUBLICLY-ISSUED, FIXED-RATE, INVESTMENT-GRADE (MOODY'S BAA3 OR BETTER) U.S. TREASURY INFLATION NOTES, WITH AT LEAST ONE-YEAR TO FINAL MATURITY AND AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING.

                                                             The Fund


STATEMENT OF INVESTMENTS
January 31, 2003 (Unaudited)




                                                                                              Principal
BONDS AND NOTES--96.9%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--21.0%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            881,000  (a)           1,074,588

U.S. TREASURY NOTES--37.1%

   3%, 11/15/2007                                                                             1,900,000                1,904,218

U.S. TREASURY INFLATION PROTECTION SECURITIES--38.8%

   3.5%, 1/15/2011                                                                              245,000  (a)             281,806

   3.875%, 1/15/2009                                                                          1,300,000  (a)           1,607,535

Coupon Strips:

   0%, 10/15/2028                                                                                10,000  (a,b)             9,080

   0%, 4/15/2029                                                                                 10,000  (a,b)             9,075

Principal Strips,

   0%, 4/15/2029                                                                                150,000  (a)              83,236

                                                                                                                       1,990,732

TOTAL BONDS AND NOTES

   (cost $4,888,599)                                                                                                   4,969,538
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--19.6%                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       336,000  (c)             336,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  336,000  (c)             336,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          336,000  (c)             336,000

TOTAL OTHER INVESTMENTS

   (cost $1,008,000)                                                                                                   1,008,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--19.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISCOUNT NOTES;

Federal Home Loan Banks,

  1.19%, 2/3/2003

   (cost $999,934 )                                                                           1,000,000                  999,934
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,896,533)                                                               136.0%               6,977,472

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (36.0%)             (1,847,689)

NET ASSETS                                                                                        100.0%               5,129,783

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(B) NOTIONAL FACE AMOUNT SHOWN.

(C) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2(D)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,896,533    6,977,472

Cash                                                                        565

Interest receivable                                                      17,180

Prepaid expenses                                                         20,477

Due from The Dreyfus Corporation and affiliates                          39,393

                                                                      7,055,087
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                           1,918,980

Accrued expenses                                                          6,324

                                                                      1,925,304
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,129,783
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,046,235

Accumulated distributions in
  excess of investment income--net                                      (13,412)

Accumulated net realized gain (loss) on investments                      16,021

Accumulated net unrealized appreciation
  (depreciation) on investments                                          80,939
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,129,783

NET ASSET VALUE PER SHARE

                                  Investor Shares          Institutional Shares
--------------------------------------------------------------------------------

Net Assets ($)                          2,564,079             2,565,704

Shares Outstanding                        201,769               201,897
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)               12.71                 12.71

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From October 31, 2002 (commencement of operations) to

January 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                                37,842

Cash dividends                                                             437

TOTAL INCOME                                                            38,279

EXPENSES:

Management fee--Note 2(a)                                                3,851

Legal fees                                                              31,157

Registration fees                                                       10,544

Auditing fees                                                            5,155

Shareholder servicing costs--Note 2(b)                                   1,608

Custodian fees--Note 2(b)                                                  400

Prospectus and shareholders' reports                                       188

Directors' fees and expenses--Note 2(c)                                    117

Miscellaneous                                                            1,130

TOTAL EXPENSES                                                          54,150

Less--expense reimbursement from The Dreyfus

  Corporation due to undertaking--Note 2(a)                            (48,694)

NET EXPENSES                                                             5,456

INVESTMENT INCOME--NET                                                  32,823
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 16,021

Net unrealized appreciation (depreciation) on investments               80,939

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  96,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   129,783

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From October 31, 2002 (commencement of operations) to

January 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  32,823

Net realized gain (loss) on investments                                 16,021

Net unrealized appreciation
  (depreciation) on investments                                         80,939

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                            129,783
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                                        (22,313)

Institutional Shares                                                   (23,922)

TOTAL DIVIDENDS                                                        (46,235)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                                                      2,500,000

Institutional Shares                                                 2,500,000

Dividends reinvested:

Investor Shares                                                         22,313

Institutional Shares                                                    23,922

INCREASE (DECREASE) IN NET ASSETS

  FROM CAPITAL STOCK TRANSACTIONS                                    5,046,235

TOTAL INCREASE (DECREASE) IN NET ASSETS                              5,129,783
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        5,129,783

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                                            200,000

Shares issued for dividends reinvested                                   1,769

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          201,769
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                                            200,000

Shares issued for dividends reinvested                                   1,897

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          201,897

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal period from October 31, 2002 (commencement of operations) to January 31, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                             Investor Shares     Institutional Shares
                                                Period Ended             Period Ended
                                            January 31, 2003         January 31, 2003
                                                  (Unaudited)              (Unaudited)
----------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   12.50                    12.50

Investment Operations:

Investment income--net                                   .08(a)                   .09(a)

Net realized and unrealized gain (loss) on investments   .24                      .24

Total from Investment Operations                         .32                      .33

Distributions:

Dividends from investment income--net                   (.11)                    (.12)

Net asset value, end of period                         12.71                    12.71
----------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        2.64(b)                  2.58(b)
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .55(c)                   .30(c)

Ratio of net investment income to average net assets    2.43(c)                  2.68(c)

Decrease reflected in above expense
  ratios due to undertakings by

   The Dreyfus Corporation                              3.79(c)                  3.79(c)

Portfolio Turnover Rate                               265.18(b)                265.18(b)
----------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  2,564                    2,566

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the "fund" ) is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on October 31, 2002. The fund's investment objective is to seek returns that exceed the rate of inflation. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge. The fund's fiscal year end is July 31.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an
independent    pricing    service    ("   Service"   ) approved    by    the
Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $873 during the period ended January 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current period distributions will be determined at the end of the current fiscal year.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .30 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 31, 2002 through July 31, 2003, that if the aggregated expenses of the fund, exclusive of taxes, brokerage fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of .30 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement fee, pursuant to the undertaking, amounted to $48,694 during the period ended January 31, 2003.

(B)  Under  the  Investor  Shares  Shareholder  Services Plan, the fund pays the
Distributor at an annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

During the period ended January 31, 2003, Investor Shares were charged $1,604 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $3 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2003, the fund was charged $400 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group more than doubled in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) The fund may invest its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended January 31, 2003, the fund derived $437 in income from these investments, which is included as interest income in the fund's Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended January 31, 2003, amounted to $14,591,132 and $9,717,745, respectively.

At January 31, 2003, accumulated net unrealized appreciation on investments was $80,939, consisting of $83,104 gross unrealized appreciation and $2,165 gross unrealized depreciation.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus
                        Inflation Adjusted
                        Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  588SA0103